Exhibit A: Annual Combining Statement of Income and Balance Sheet
(in thousands of dollars)
Period: FYE 6/30/97

FINAL AUDITED NUMBERS -        HT&T                                                                        Mauna Kea
9/11/97 @3:30 PM               Company,                 Agro/      C.Brewer -     Brewer      Ka'u Agr     Agr Sugar    Olokele
                               Inc.           BEI     Industrial     Honolulu  Admin/Other    Sugar Div    Div          Sugar-Old
-----------------------------------------------------------------------------------------------------------------------------------
Sales and Revenues:
Net Product Sales                9,394       57,817       67,211                                    238                       130
Net Product Sales - I/C             79        1,657        1,736
Water Revenues
Water Revenues - I/C
Transportation Revenues          1,588                     1,588
Transportation Revs.-I/C           497                       497
Service Revenues                 6,900        4,923       11,823           -6           -6
Service Revenues - I/C           1,018          172        1,190
Interest                            60           31           91          554          554                                    167
Interest - I/C                                                                                                              2,942
Dividends
Dividends - I/C                                                         1,757        1,757
Gross Gain(Loss) on R/E             13                        13
Gross Gain(Loss)-All Oth            33          -31            2
Gross G(L) on R/E I/C
Equity in NI-Consol Subs
Equity in NI-Uncons Subs
Equity in NI-Other Invest
Net Income of Divisions
Other Revenues                      86                        86          233          233          223            3
Other Revenues - I/C                67                        67
-----------------------------------------------------------------------------------------------------------------------------------
 Total Sales & Revenues         19,735       64,569       84,304        2,538        2,538          461            3        3,239
-----------------------------------------------------------------------------------------------------------------------------------
  Deductns Mgt Revs
  Deduct: All Int Inc               60           31           91          554          554                                  3,109
  Deduct: All Dividends                                                 1,757        1,757
  Deduct: I/C Gains Disp
  Add:  CJE's Assigned                                                                             -461
-----------------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------------
 Mgmt Reporting Revenues        19,675       64,538       84,213          227          227                         3          130
-----------------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------------
Cost of Sales & Op Exp
Cost of Products Sold            8,970       45,487       54,457                                                 106           99
Cost of Products Sold-I/C                     1,182        1,182
Water Op Costs and Exps
Water Op Costs & Exp I/C
Other Op Costs and Exps          6,930                     6,930          639          639          938          -78
Other Op Costs & Exp I/C                                                                                          40
Taxes Other than Inc Tax           647          846        1,493           18           18           75
Selling and Marketing Exp          201        2,774        2,975
General and Admin Exp            1,591       11,851       13,442        8,505        8,505                                    228
Selling Gen & Adm Exp I/C          182          218          400       -2,648       -2,648          250          125          300
Deprn & Amort. - PP&E              149          691          840          159          159           67
Deprn & Amort. - Other                                                     10           10
-----------------------------------------------------------------------------------------------------------------------------------
     Total Cost of Sales        18,670       63,049       81,719        6,683        6,683        1,330          193          627
-----------------------------------------------------------------------------------------------------------------------------------
Operating Profit                 1,065        1,520        2,585       -4,145       -4,145         -869         -190        2,612
-----------------------------------------------------------------------------------------------------------------------------------
  Deductns Mgt Op Profit
  Deduct: All Int Inc               60           31           91          554          554                                  3,109
  Deduct: All Dividends                                                 1,757        1,757
  Deduct: I/C Gains Disp
  Add:  CJE's Assigned               6           13           19          703          703          619           28           30
-----------------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------------
 Mgt Reporting Op Profit         1,011        1,502        2,513       -5,753       -5,753         -250         -162         -467
-----------------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------------
OTHER DEDUCTIONS:
Management Comp Provision            4          140          144          811          811           -1
Management Comp NSO's                                                                                12
Foreign Exchge Loss(Gain)
Int on Debt Inc Cml Paper          105           74          179        2,300        2,300


                                Discontinued                                                        Real Estate
                                Operations       Wailuku Agr.     Discontinued        Closter       Acceptce
                                Eliminations     Pine             Operations          Farms         Corp
-------------------------------------------------------------------------------------------------------------------
Sales and Revenues:
Net Product Sales                     -1,580            1,450              238
Net Product Sales - I/C
Water Revenues
Water Revenues - I/C
Transportation Revenues
Transportation Revs.-I/C
Service Revenues                                                                                             136
Service Revenues - I/C
Interest                                                                   167
Interest - I/C                                                           2,942
Dividends
Dividends - I/C
Gross Gain(Loss) on R/E
Gross Gain(Loss)-All Oth
Gross G(L) on R/E I/C
Equity in NI-Consol Subs
Equity in NI-Uncons Subs
Equity in NI-Other Invest
Net Income of Divisions
Other Revenues                            -6                3              223                                 4
Other Revenues - I/C
-------------------------------------------------------------------------------------------------------------------
 Total Sales & Revenues               -1,586            1,453            3,570                               140
-------------------------------------------------------------------------------------------------------------------
  Deductns Mgt Revs
  Deduct: All Int Inc                                                    3,109
  Deduct: All Dividends
  Deduct: I/C Gains Disp
  Add:  CJE's Assigned                                                    -461
-------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------
 Mgmt Reporting Revenues              -1,586            1,453                                                140
-------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------
Cost of Sales & Op Exp
Cost of Products Sold                    293             -498
Cost of Products Sold-I/C
Water Op Costs and Exps
Water Op Costs & Exp I/C
Other Op Costs and Exps                   70                8              938                                 9
Other Op Costs & Exp I/C                                                    40
Taxes Other than Inc Tax                 -75               75               75                                 5
Selling and Marketing Exp
General and Admin Exp                   -228
Selling Gen & Adm Exp I/C                                 300              975
Deprn & Amort. - PP&E                    -92               92               67
Deprn & Amort. - Other
-------------------------------------------------------------------------------------------------------------------
     Total Cost of Sales                 -32              -23            2,095                                14
-------------------------------------------------------------------------------------------------------------------
Operating Profit                      -1,554            1,476            1,475                               126
-------------------------------------------------------------------------------------------------------------------
  Deductns Mgt Op Profit
  Deduct: All Int Inc                                                    3,109
  Deduct: All Dividends
  Deduct: I/C Gains Disp
  Add:  CJE's Assigned                                     17              694
-------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------
 Mgt Reporting Op Profit              -1,554            1,493             -940                               126
-------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------
OTHER DEDUCTIONS:
Management Comp Provision                -31               31               -1
Management Comp NSO's                                                       12
Foreign Exchge Loss(Gain)
Int on Debt Inc Cml Paper

                                    1 of 24


                               HT&T                                                                        Mauna Kea
                               Company,                 Agro/      C.Brewer -     Brewer      Ka'u Agr     Agr Sugar    Olokele
                               Inc.           BEI     Industrial     Honolulu  Admin/Other    Sugar Div    Div          Sugar-Old
-----------------------------------------------------------------------------------------------------------------------------------
Interest Alloc Pru Cap
Other Interest                                                            166          166                         3
Int Bank Credit Facility
Interest - Intercompany            -52          -16          -68       13,822       13,822          265
   Less: Int Capitalized
Warrant Accretion
-----------------------------------------------------------------------------------------------------------------------------------
Total Other Deductions              57          198          255       17,099       17,099          276            3
-----------------------------------------------------------------------------------------------------------------------------------
Inc Before M Int & Inc Tx        1,008        1,322        2,330      -21,244      -21,244       -1,145         -193        2,612
-----------------------------------------------------------------------------------------------------------------------------------

Provision for Income Tax
   Current:
      Federal (U.S.)               251          423          674          223          223         -584         -115          864
      State/Local                   44           36           80           38           38         -121          -22          159
      Foreign                                   171          171
      ITC & Energy Credit
-----------------------------------------------------------------------------------------------------------------------------------
          Total Current            295          630          925          261          261         -705         -137        1,023
-----------------------------------------------------------------------------------------------------------------------------------
   Deferred:
      Federal (U.S.)                74         -142          -68          550          550          244           54          -29
      State/Local                   12          -27          -15          -37          -37           46           10           -2
      Foreign
      ITC & Energy Credit
-----------------------------------------------------------------------------------------------------------------------------------
          Total Deferred            86         -169          -83          513          513          290           64          -31
-----------------------------------------------------------------------------------------------------------------------------------
Total Provision Inc Tax            381          461          842          774          774         -415          -73          992
-----------------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------------
Min Int-Net Inc fm Cont

-----------------------------------------------------------------------------------------------------------------------------------
Inc from Continuing Op             627          861        1,488      -22,018      -22,018         -730         -120        1,620
-----------------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------------
DISCONTINUED OPERATIONS:
   Inc(L) fm Oper. of Dis
   Less:  Inc Tx Prov(Rec
          Min Int in Inc(
   Gain(Loss) on Disp of
   Less:  Inc Tx Prov(Rec
          Min Int in Gain
   Eq in Discont Ops of S
Total Inc(L) fm Discont O
-----------------------------------------------------------------------------------------------------------------------------------
Inc Before Extra & Acct            627          861        1,488      -22,018      -22,018         -730         -120        1,620
-----------------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------------
CUMUL EFFECT CHG IN ACCTG
   Inc(L) fm Cumul. Effec
   Less:  Inc Tx Prov. (R
          Inc Tax Prov. (
          Minority Intere
   Eq  Chngs in Acctg. Pr
      Subsidiaries & Affi
    Total Effect Changes
-----------------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------------
NET INCOME                         627          861        1,488      -22,018      -22,018         -730         -120        1,620


                             Discontinued                                                          Real Estate
                             Operations       Wailuku Agr.     Discontinued        Closter         Acceptce
                             Eliminations     Pine             Operations          Farms           Corp
-------------------------------------------------------------------------------------------------------------------
Interest Alloc Pru Cap
Other Interest                         -3
Int Bank Credit Facility
Interest - Intercompany                                                    265
   Less: Int Capitalized
Warrant Accretion
-------------------------------------------------------------------------------------------------------------------
Total Other Deductions                -34               31                 276
-------------------------------------------------------------------------------------------------------------------
Inc Before M Int & Inc Tx          -1,520            1,445               1,199                               126
-------------------------------------------------------------------------------------------------------------------
Provision for Income Tax
   Current:
      Federal (U.S.)                                  -186                 -21                               -23
      State/Local                                      -35                 -19
      Foreign
      ITC & Energy Credit
-------------------------------------------------------------------------------------------------------------------
          Total Current                               -221                 -40                               -23
-------------------------------------------------------------------------------------------------------------------
   Deferred:
      Federal (U.S.)                                   648                 917                                64
      State/Local                                      122                 176                                 7
      Foreign
      ITC & Energy Credit
-------------------------------------------------------------------------------------------------------------------
          Total Deferred                               770               1,093                                71
-------------------------------------------------------------------------------------------------------------------
Total Provision Inc Tax                                549               1,053                                48
-------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------
Min Int-Net Inc fm Cont.

-------------------------------------------------------------------------------------------------------------------
Inc from Continuing Op             -1,520              896                 146                                78
-------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------
DISCONTINUED OPERATIONS:
   Inc(L) fm Oper. of Dis           1,520                                1,520
   Less:  Inc Tx Prov(Rec
          Min Int in Inc(
   Gain(Loss) on Disp of
   Less:  Inc Tx Prov(Rec
          Min Int in Gain
   Eq in Discont Ops of S
Total Inc(L) fm Discont O           1,520                                1,520
-------------------------------------------------------------------------------------------------------------------
Inc Before Extra & Acct                                896               1,666                                78
-------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------
CUMUL EFFECT CHG IN ACCTG
   Inc(L) fm Cumul. Effec
   Less:  Inc Tx Prov. (R
          Inc Tax Prov. (
          Minority Intere
   Eq  Chngs in Acctg. Pr
      Subsidiaries & Affi
    Total Effect Changes
-------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------
NET INCOME                                             896               1,666                                78

                                    2 of 24

FINAL AUDITED NUMBERS -        HT&T                                                                        Mauna Kea
9/11/97 @3:30 PM               Company,                 Agro/      C.Brewer -     Brewer      Ka'u Agr     Agr Sugar    Olokele
                               Inc.           BEI     Industrial     Honolulu  Admin/Other    Sugar Div    Div          Sugar-Old
-----------------------------------------------------------------------------------------------------------------------------------
CURRENT ASSETS:
 Cash                                4            9           13        1,457        1,457            1
 Temporary Cash Invest                                                 12,699       12,699
 Marketable Securities
 Accts/Notes Rec-Trade           1,467        7,158        8,625
    Allow Dbtful Accts             144          101          245

-----------------------------------------------------------------------------------------------------------------------------------
          Net Rec-Trade          1,323        7,057        8,380
-----------------------------------------------------------------------------------------------------------------------------------

 Sun Rec & Deposits, Net           274           42          316          368          368          986            2          502
 Interco Notes and Accts         1,213                     1,213                                 -5,976         -530       35,273
 Due from BUYCO, INC                                                    9,392        9,392
 Interco. Accts & Accrd I           52           90          142       33,078       33,078         -265
 Income Taxes Recoverable
 Future Incme Tax Benefit
 Inventories:
  Raw Materials                                 368          368
  Work-in-Progress                 101                       101
  Finished Goods
  Merchdise & Commodities        1,396        7,049        8,445
  Supplies
  Other Inventories
  Growing Crops - Sugar

-----------------------------------------------------------------------------------------------------------------------------------
       Total Inventories         1,497        7,417        8,914
-----------------------------------------------------------------------------------------------------------------------------------

  Less:Reserve-Raw Mat
       Reserve - WIP                 9                         9
       Reserve - Fin Gds
       Reserve - Mdse&Co
       Reserve - Supplie
       Reserve - Oth Inv             9                         9

-----------------------------------------------------------------------------------------------------------------------------------
       Total Resrvs Inv             18                        18
-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
          Net Inventories        1,479        7,417        8,896
-----------------------------------------------------------------------------------------------------------------------------------

 Ppd Exp & Oth Cur Assets           94          254          348            5            5           34

-----------------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------------
    Total Current Assets         4,439       14,869       19,308       56,999       56,999       -5,220         -528       35,775
-----------------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------------

INVESTMENTS:
 Restricted Cash Deposits
 Com & Pfd Stk of Consol
  Subsidiaries and Affil                                              115,108      115,108                        75
 Com & Pfd Stk of Uncons
  Subsidiaries and Affil
 Equity in Division
 Interco Notes and Accts
 Other Investments:
  Cooperatives and Joint                                                                                          11
  N/C Accounts and Notes                                                                                                    2,153
  Miscellaneous Investmt                         25           25            9            9

-----------------------------------------------------------------------------------------------------------------------------------
          Total Other Inv                        25           25            9            9                        11        2,153
-----------------------------------------------------------------------------------------------------------------------------------

                                Discontinued                                                        Real Estate
                                Operations       Wailuku Agr.     Discontinued        Closter       Acceptce
                                Eliminations     Pine             Operations          Farms         Corp
-------------------------------------------------------------------------------------------------------------------
CURRENT ASSETS:
 Cash                                                       1                2
 Temporary Cash Invest
 Marketable Securities
 Accts/Notes Rec-Trade                                    138              138
    Allow Dbtful Accts

-------------------------------------------------------------------------------------------------------------------
          Net Rec-Trade                                   138              138
-------------------------------------------------------------------------------------------------------------------

 Sun Rec & Deposits, Net                                   20            1,510                               196
 Interco Notes and Accts                                  336           29,103
 Due from BUYCO, INC
 Interco. Accts & Accrd I                                                 -265
 Income Taxes Recoverable
 Future Incme Tax Benefit
 Inventories:
  Raw Materials
  Work-in-Progress
  Finished Goods
  Merchdise & Commodities
  Supplies                                                 11               11
  Other Inventories
  Growing Crops - Sugar


-------------------------------------------------------------------------------------------------------------------
       Total Inventories                                   11               11
-------------------------------------------------------------------------------------------------------------------

  Less:Reserve-Raw Mat
       Reserve - WIP
       Reserve - Fin Gds
       Reserve - Mdse&Co
       Reserve - Supplie
       Reserve - Oth Inv

-------------------------------------------------------------------------------------------------------------------
       Total Resrvs Inv
-------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------
          Net Inventories                                  11               11
-------------------------------------------------------------------------------------------------------------------

 Ppd Exp & Oth Cur Assets                                 -14               20                                 2

-------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------
    Total Current Assets                                  492           30,519                               198
-------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------

INVESTMENTS:
 Restricted Cash Deposits
 Com & Pfd Stk of Consol
  Subsidiaries and Affil                                    1               76
 Com & Pfd Stk of Uncons
  Subsidiaries and Affil
 Equity in Division
 Interco Notes and Accts                               23,335           23,335
 Other Investments:
  Cooperatives and Joint                                                    11
  N/C Accounts and Notes                                                 2,153                             2,713
  Miscellaneous Investmt                               34,330           34,330


-------------------------------------------------------------------------------------------------------------------
          Total Other Inv                              34,330           36,494                             2,713
-------------------------------------------------------------------------------------------------------------------

                                    3 of 24

FINAL AUDITED NUMBERS -        HT&T                                                                        Mauna Kea
9/11/97 @3:30 PM               Company,                 Agro/      C.Brewer -     Brewer      Ka'u Agr     Agr Sugar    Olokele
                               Inc.           BEI     Industrial     Honolulu  Admin/Other    Sugar Div    Div          Sugar-Old
-----------------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------------
 Total Long-Term Investme                        25           25      115,117      115,117                        86        2,153
-----------------------------------------------------------------------------------------------------------------------------------


 Less:Resv Uncons Subs
        Res - Coops & JVs
        Res - NC Accts &
        Res - Misc Invest

-----------------------------------------------------------------------------------------------------------------------------------
          Total Investmen
-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
          Net Long-Term I                        25           25      115,117      115,117                        86        2,153
-----------------------------------------------------------------------------------------------------------------------------------


PROPERTY, PLANT EQUIPMENT
Land                                30                        30           43           43          141
Building and Improvements        5,610        4,179        9,789                                    751
Machinery and Equipment          3,495        9,502       12,997        2,334        2,334          860
Real Estate Improvements            74          307          381          326          326        4,168
Ranch & Dairy Livestock
Constr'n Work-in-Progress           18        2,351        2,369        1,234        1,234           -2
Miscellaneous                                   885          885                                     77

-----------------------------------------------------------------------------------------------------------------------------------
          Total PP&E             9,227       17,224       26,451        3,937        3,937        5,995
-----------------------------------------------------------------------------------------------------------------------------------

    Accum Depr & Amort           8,259       11,483       19,742        2,426        2,426        4,853

-----------------------------------------------------------------------------------------------------------------------------------
          Net PP&E                 968        5,741        6,709        1,511        1,511        1,142
-----------------------------------------------------------------------------------------------------------------------------------

DEFERRED CHARGES:
 Debt Expense
 Capital Stock Expense
 Deferred Inc Tax Benefit
 Other Deferred Charges                                                 5,300        5,300

-----------------------------------------------------------------------------------------------------------------------------------
  Total Deferred Charges                                                5,300        5,300
-----------------------------------------------------------------------------------------------------------------------------------


Excess Cst Over Net Asset                                             192,607      192,607


OTHER ASSETS:
 Licenses
 Franchises
 Patents
 Other                             521                       521

-----------------------------------------------------------------------------------------------------------------------------------
     Total Other Assets            521                       521
-----------------------------------------------------------------------------------------------------------------------------------


-----------------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------------
TOTAL ASSETS                     5,928       20,635       26,563      371,534      371,534       -4,078         -442       37,928


CURRENT LIABILITIES:
 Loans Payable to Banks
 Loans Payable to Others


                                Discontinued                                                        Real Estate
                                Operations       Wailuku Agr.     Discontinued        Closter       Acceptce
                                Eliminations     Pine             Operations          Farms         Corp
-------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------
 Total Long-Term Investm                               57,666           59,905                             2,713
-------------------------------------------------------------------------------------------------------------------


 Less:Resv Uncons Subs
        Res - Coops & JVs
        Res - NC Accts &
        Res - Misc Invest

-------------------------------------------------------------------------------------------------------------------
          Total Investmen
-------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------
          Net Long-Term I                              57,666           59,905                             2,713
-------------------------------------------------------------------------------------------------------------------


PROPERTY, PLANT EQUIPMENT
Land                                                    1,453            1,594
Building and Improvements                               1,619            2,370
Machinery and Equipment                                   139              999
Real Estate Improvements                                2,310            6,478
Ranch & Dairy Livestock
Constr'n Work-in-Progress                                                   -2
Miscellaneous                                              47              124

-------------------------------------------------------------------------------------------------------------------
          Total PP&E                                    5,568           11,563
-------------------------------------------------------------------------------------------------------------------

    Accum Depr & Amort                                  2,759            7,612

-------------------------------------------------------------------------------------------------------------------
          Net PP&E                                      2,809            3,951
-------------------------------------------------------------------------------------------------------------------

DEFERRED CHARGES:
 Debt Expense
 Capital Stock Expense
 Deferred Inc Tax Benefit
 Other Deferred Charges

-------------------------------------------------------------------------------------------------------------------
  Total Deferred Charges
-------------------------------------------------------------------------------------------------------------------


Excess Cst Over Net Asset


OTHER ASSETS:
 Licenses
 Franchises
 Patents
 Other

-------------------------------------------------------------------------------------------------------------------
     Total Other Assets
-------------------------------------------------------------------------------------------------------------------


-------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------
TOTAL ASSETS                                           60,967           94,375                             2,911
-------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------

CURRENT LIABILITIES:
 Loans Payable to Banks
 Loans Payable to Others

                                    4 of 24


FINAL AUDITED NUMBERS -        HT&T                                                                        Mauna Kea
9/11/97 @3:30 PM               Company,                 Agro/      C.Brewer -     Brewer      Ka'u Agr     Agr Sugar    Olokele
                               Inc.           BEI     Industrial     Honolulu  Admin/Other    Sugar Div    Div          Sugar-Old
-----------------------------------------------------------------------------------------------------------------------------------
 LT Debt - Current Maturi           10          458          468        5,214        5,214
 Accounts Payable - Trade        1,122        5,381        6,503          400          400            4           79
 Bank Overdraft                    112        3,229        3,341                                     59
 Intercompany Notes and A                                              18,199       18,199
 Due to BUYCO, INC
 I/C Accts & Accrd Intere          -30           44           14       34,247       34,247      -56,122       -5,239
 Accrued Interest                                                       3,670        3,670
 Accrued Interest Allocat
 Dividends Payable                                                                                                             18
 Dividends Payable - I/C                                                1,068        1,068                                    134
 Income Taxes
     Federal                       313          413          726      -49,478      -49,478         -581         -115          906
     State and Other                55           34           89       -3,765       -3,765         -120          -22          164

-----------------------------------------------------------------------------------------------------------------------------------
 Income Taxes                      368          447          815      -53,243      -53,243         -701         -137        1,070
-----------------------------------------------------------------------------------------------------------------------------------

 Def Inc Txs - Current Po
 Other Taxes Accrued or W          173          319          492            6            6           23
 Customers' and Other Dep           45                        45
 Unearned Rev - Cur Porti           13                        13
 Res for Contg - Cur Port
 Oth Cur & Accrd Liabilit        1,812        2,396        4,208        5,018        5,018        6,114        1,111          653

-----------------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------------
          Total Current L        3,625       12,274       15,899       14,579       14,579      -50,623       -4,186        1,875
-----------------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------------


LT DEBT - EXCLUDING CUR M
 Intercompany Notes and A                                             154,017      154,017
 Bank Credit Facilities
 L/T Debt Allocated
 Other                                          912          912       18,111       18,111

-----------------------------------------------------------------------------------------------------------------------------------
          L/T Debt - Excl                       912          912      172,128      172,128
-----------------------------------------------------------------------------------------------------------------------------------


OTHER LIABILITIES:
 Deferred Pension Expense
 Deferred Income Taxes
   Federal                        -194         -619         -813       36,313       36,313          -61       -2,132          507
   State and Other                 -14         -134         -148        3,383        3,383         -307         -186            4

-----------------------------------------------------------------------------------------------------------------------------------
          Total Def Inc T         -208         -753         -961       39,696       39,696         -368       -2,318          511
-----------------------------------------------------------------------------------------------------------------------------------


 Unearned Revenues                 522                       522
 Reserves for Contingenci                                                 395          395                       -40
 Warrants
 Miscellaneous N/C Liabil        1,122          214        1,336          520          520          737          765        3,438


          Total Other Lia        1,436         -539          897       40,611       40,611          369       -1,593        3,949



MIN INT IN NET ASSETS OF
 Preferred/Preference Sto
 Common Stock

                                Discontinued                                                        Real Estate
                                Operations       Wailuku Agr.     Discontinued        Closter       Acceptce
                                Eliminations     Pine             Operations          Farms         Corp
-------------------------------------------------------------------------------------------------------------------
 LT Debt - Current Maturi
 Accounts Payable - Trade                                   3               86
 Bank Overdraft                                             7               66
 Intercompany Notes and A                                                                                    851
 Due to BUYCO, INC
 I/C Accts & Accrd Intere                              -2,325          -63,686
 Accrued Interest
 Accrued Interest Allocat
 Dividends Payable                                                          18
 Dividends Payable - I/C                                                   134
 Income Taxes
     Federal                                              356              566                               -23
     State and Other                                       66               88

-------------------------------------------------------------------------------------------------------------------
 Income Taxes                                             422              654                               -23
-------------------------------------------------------------------------------------------------------------------

 Def Inc Txs - Current Po
 Other Taxes Accrued or W                                   7               30
 Customers' and Other Dep
 Unearned Rev - Cur Porti
 Res for Contg - Cur Port
 Oth Cur & Accrd Liabilit                                 586            8,464

-------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------
          Total Current L                              -1,300          -54,234                               828
-------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------


LT DEBT - EXCLUDING CUR M
 Intercompany Notes and A
 Bank Credit Facilities
 L/T Debt Allocated
 Other

-------------------------------------------------------------------------------------------------------------------
          L/T Debt - Excl
-------------------------------------------------------------------------------------------------------------------


OTHER LIABILITIES:
 Deferred Pension Expense
 Deferred Income Taxes
   Federal                                                276           -1,410                                64
   State and Other                                          5             -484                                 7

-------------------------------------------------------------------------------------------------------------------
          Total Def Inc T                                 281           -1,894                                71
-------------------------------------------------------------------------------------------------------------------


 Unearned Revenues
 Reserves for Contingenci                                                  -40
 Warrants
 Miscellaneous N/C Liabil                                                4,940

-------------------------------------------------------------------------------------------------------------------
          Total Other Lia                                 281            3,006                                71
-------------------------------------------------------------------------------------------------------------------


MIN INT IN NET ASSETS OF
 Preferred/Preference Sto
 Common Stock

                                    5 of 24

FINAL AUDITED NUMBERS -        HT&T                                                                        Mauna Kea
9/11/97 @3:30 PM               Company,                 Agro/      C.Brewer -     Brewer      Ka'u Agr     Agr Sugar    Olokele
                               Inc.           BEI     Industrial     Honolulu  Admin/Other    Sugar Div    Div          Sugar-Old
-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
          Total Minority
-----------------------------------------------------------------------------------------------------------------------------------

 Excess Net Assets Over C                                                 -12          -12        2,129        1,671


STOCKHOLDERS' EQUITY:
 Head Office Account
 Preferred Stock                                                       34,330       34,330
 Preference Stock
 Common Stock                    1,000            1        1,001       62,398       62,398            1            1        3,034
 Additional Paid-In Capit       -9,965      -21,698      -31,663       40,912       40,912       35,001      -10,596
 Cumulative Translation A
 Retained Earnings               9,832       29,685       39,517        6,588        6,588        9,045       14,261       29,070

-----------------------------------------------------------------------------------------------------------------------------------
     Sub-Total (Lines 79           867        7,988        8,855      144,228      144,228       44,047        3,666       32,104
-----------------------------------------------------------------------------------------------------------------------------------

       Less Treasury Stoc

-----------------------------------------------------------------------------------------------------------------------------------
          Shareholders' E          867        7,988        8,855      144,228      144,228       44,047        3,666       32,104
-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------------
LIABILITIES AND SHAREHOLD        5,928       20,635       26,563      371,534      371,534       -4,078         -442       37,928
-----------------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------------

                                Discontinued                                                        Real Estate
                                Operations       Wailuku Agr.     Discontinued        Closter       Acceptce
                                Eliminations     Pine             Operations          Farms         Corp
-------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------
          Total Minority

-------------------------------------------------------------------------------------------------------------------

 Excess Net Assets Over C                                                3,800


STOCKHOLDERS' EQUITY:
 Head Office Account
 Preferred Stock
 Preference Stock
 Common Stock                                           3,000            6,036                                 1
 Additional Paid-In Capit                              34,259           58,664                             1,769
 Cumulative Translation A
 Retained Earnings                                     24,727           77,103                               242

-------------------------------------------------------------------------------------------------------------------
     Sub-Total (Lines 79                               61,986          141,803                             2,012
-------------------------------------------------------------------------------------------------------------------

       Less Treasury Stoc

-------------------------------------------------------------------------------------------------------------------
          Shareholders' E                              61,986          141,803                             2,012
-------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------
LIABILITIES AND SHAREHOLD                              60,967           94,375                             2,911
-------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------

                                    6 of 24




FINAL AUDITED NUMBERS -                Mauna Kea      Ka'u Agr.   Wailuku Agr   Mauna Loa     Ka'u Agr    Macadamia     Mauna Loa
9/11/97 @3:30 PM              Equity   Mac Orchards   Mac Div     Mac           Orchards      Keaau Mac   Farming       Resources
---------------------------------------------------------------------------------------------------------------------------------
Sales and Revenues:
Net Product Sales                                                       2,261                                  2,261
Net Product Sales - I/C                          21          763                       926                     1,710
Water Revenues
Water Revenues - I/C
Transportation Revenues
Transportation Revs.-I/C
Service Revenues                   136           10          435                                                 445          138
Service Revenues - I/C
Interest                                          2                                                                2
Interest - I/C                                                                       4,162                     4,162           69
Dividends
Dividends - I/C
Gross Gain(Loss) on R/E                                                               -517                      -517
Gross Gain(Loss)-All Oth                                                  -22                                    -22
Gross G(L) on R/E I/C
Equity in NI-Consol Subs
Equity in NI-Uncons Subs
Equity in NI-Other Invest                                                               15                        15           33
Net Income of Divisions
Other Revenues                       4           33          159           31                                    223
Other Revenues - I/C                                                                                 90           90
---------------------------------------------------------------------------------------------------------------------------------
 Total Sales & Revenues            140           66        1,357        2,270        4,586           90        8,369          240
---------------------------------------------------------------------------------------------------------------------------------
  Deductns Mgt Revs
  Deduct: All Int Inc                             2                                  4,162                     4,164           69
  Deduct: All Dividends
  Deduct: I/C Gains Disp
  Add:  CJE's Assigned
---------------------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------------------
 Mgmt Reporting Revenues           140           64        1,357        2,270          424           90        4,205          171
---------------------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------------------
Cost of Sales & Op Exp
Cost of Products Sold                            92          491        1,390          911                     2,884
Cost of Products Sold-I/C
Water Op Costs and Exps
Water Op Costs & Exp I/C
Other Op Costs and Exps              9           10           17          496                                    523
Other Op Costs & Exp I/C
Taxes Other than Inc Tax             5                                    129                                    129
Selling and Marketing Exp                                                  10                                     10
General and Admin Exp
Selling Gen & Adm Exp I/C                                                                                                      36
Deprn & Amort. - PP&E                                                     381          358                       739
Deprn & Amort. - Other
---------------------------------------------------------------------------------------------------------------------------------
     Total Cost of Sales            14          102          508        2,406        1,269                     4,285           36
---------------------------------------------------------------------------------------------------------------------------------
Operating Profit                   126          -36          849         -136        3,317           90        4,084          204
---------------------------------------------------------------------------------------------------------------------------------
  Deductns Mgt Op Profit
  Deduct: All Int Inc                             2                                  4,162                     4,164           69
  Deduct: All Dividends
  Deduct: I/C Gains Disp
  Add:  CJE's Assigned                           -3          -30           -4                       -10          -47
---------------------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------------------
 Mgt Reporting Op Profit           126          -41          819         -140         -845           80         -127          135
---------------------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------------------
OTHER DEDUCTIONS:
Management Comp Provision                                     14           -2                                     12
Management Comp NSO's                                         15           15                                     30
Foreign Exchge Loss(Gain)
Int on Debt Inc Cml Paper                                                   1                                      1

                                                                       Superior       Wailuku Agr.        Wailuku
                                       MLMNC         Mauna Loa          Coffee          Other           Plantations
---------------------------------------------------------------------------------------------------------------------
Sales and Revenues:
Net Product Sales                        90,846           90,846            9,505
Net Product Sales - I/C
Water Revenues                                                                                  629
Water Revenues - I/C
Transportation Revenues
Transportation Revs.-I/C
Service Revenues                                             138                                 28
Service Revenues - I/C
Interest                                     23               23                6                 1
Interest - I/C                                                69                              6,380
Dividends
Dividends - I/C                                                                               2,403
Gross Gain(Loss) on R/E
Gross Gain(Loss)-All Oth                     17               17
Gross G(L) on R/E I/C
Equity in NI-Consol Subs
Equity in NI-Uncons Subs
Equity in NI-Other Invest                                     33                                                -102
Net Income of Divisions
Other Revenues                              112              112              100                54
Other Revenues - I/C                          7                7
---------------------------------------------------------------------------------------------------------------------
 Total Sales & Revenues                  91,005           91,245            9,611             9,495             -102
---------------------------------------------------------------------------------------------------------------------
  Deductns Mgt Revs
  Deduct: All Int Inc                        23               92                6             6,381
  Deduct: All Dividends                                                                       2,403
  Deduct: I/C Gains Disp
  Add:  CJE's Assigned
---------------------------------------------------------------------------------------------------------------------
 Mgmt Reporting Revenues                 90,982           91,153            9,605               711             -102
---------------------------------------------------------------------------------------------------------------------
Cost of Sales & Op Exp
Cost of Products Sold                    52,854           52,854            6,845
Cost of Products Sold-I/C
Water Op Costs and Exps
Water Op Costs & Exp I/C
Other Op Costs and Exps                     528              528                                431
Other Op Costs & Exp I/C
Taxes Other than Inc Tax                  1,249            1,249              185
Selling and Marketing Exp                30,713           30,713            3,061
General and Admin Exp
Selling Gen & Adm Exp I/C                   550              586              175
Deprn & Amort. - PP&E                       958              958              290
Deprn & Amort. - Other                                                        113
---------------------------------------------------------------------------------------------------------------------
     Total Cost of Sales                 86,852           86,888           10,669               431
---------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------
Operating Profit                          4,153            4,357           -1,058             9,064             -102
---------------------------------------------------------------------------------------------------------------------
  Deductns Mgt Op Profit
  Deduct: All Int Inc                        23               92                6             6,381
  Deduct: All Dividends                                                                       2,403
  Deduct: I/C Gains Disp
  Add:  CJE's Assigned                     -273             -273             -390                 6
---------------------------------------------------------------------------------------------------------------------
 Mgt Reporting Op Profit                  3,857            3,992           -1,454               286             -102
---------------------------------------------------------------------------------------------------------------------
OTHER DEDUCTIONS:
Management Comp Provision                   203              203               36
Management Comp NSO's                       156              156
Foreign Exchge Loss(Gain)
Int on Debt Inc Cml Paper                    79               79               10

                                     7 of 24



FINAL AUDITED NUMBERS -                Mauna Kea      Ka'u Agr.   Wailuku Agr   Mauna Loa     Ka'u Agr    Macadamia     Mauna Loa
9/11/97 @3:30 PM              Equity   Mac Orchards   Mac Div     Mac           Orchards      Keaau Mac   Farming       Resources
---------------------------------------------------------------------------------------------------------------------------------
Interest Alloc Pru Cap
Other Interest                                                21                                      9           30
Int Bank Credit Facility
Interest - Intercompany                          15         -133                                   -105         -223
   Less: Int Capitalized                                      59                                                  59
Warrant Accretion
---------------------------------------------------------------------------------------------------------------------------------
Total Other Deductions                           15         -142           14                       -96         -209
---------------------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------------------
Inc Before M Int & Inc Tx          126          -51          991         -150        3,317          186        4,293          204
---------------------------------------------------------------------------------------------------------------------------------

Provision for Income Tax
   Current:
      Federal (U.S.)               -23           46          277           69                        79          471           62
      State/Local                                 6           49           11                        15           81           11
      Foreign
      ITC & Energy Credit
---------------------------------------------------------------------------------------------------------------------------------
          Total Current            -23           52          326           80                        94          552           73
---------------------------------------------------------------------------------------------------------------------------------
   Deferred:
      Federal (U.S.)                64          -62           41         -116                       -19         -156            3
      State/Local                    7           -9            8          -22                        -4          -27            1
      Foreign
      ITC & Energy Credit
---------------------------------------------------------------------------------------------------------------------------------
          Total Deferred            71          -71           49         -138                       -23         -183            4
---------------------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------------------
Total Provision Inc Tax             48          -19          375          -58                        71          369           77
---------------------------------------------------------------------------------------------------------------------------------
Min Int-Net Inc fm Cont

---------------------------------------------------------------------------------------------------------------------------------
Inc from Continuing Op              78          -32          616          -92        3,317          115        3,924          127
---------------------------------------------------------------------------------------------------------------------------------
DISCONTINUED OPERATIONS:
   Inc(L) fm Oper. of Dis
   Less:  Inc Tx Prov(Rec
          Min Int in Inc(
   Gain(Loss) on Disp of
   Less:  Inc Tx Prov(Rec
          Min Int in Gain
   Eq in Discont Ops of S
Total Inc(L) fm Discont O
---------------------------------------------------------------------------------------------------------------------------------
Inc Before Extra & Acct             78          -32          616          -92        3,317          115        3,924          127
---------------------------------------------------------------------------------------------------------------------------------
CUMUL EFFECT CHG IN ACCTG
   Inc(L) fm Cumul. Effec
   Less:  Inc Tx Prov. (R
          Inc Tax Prov. (
          Minority Intere
   Eq  Chngs in Acctg. Pr
      Subsidiaries & Affi
    Total Effect Changes

NET INCOME                          78          -32          616          -92        3,317          115        3,924          127

                                                                       Superior       Wailuku Agr.        Wailuku
                                       MLMNC         Mauna Loa          Coffee          Other           Plantations
---------------------------------------------------------------------------------------------------------------------
Interest Alloc Pru Cap
Other Interest                                 9                9
Int Bank Credit Facility
Interest - Intercompany                     -297             -297              105
   Less: Int Capitalized
Warrant Accretion
----------------------------------------------------------------------------------------------------------------------
Total Other Deductions                       150              150              151
----------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------
Inc Before M Int & Inc Tx                  4,003            4,207           -1,209             9,064             -102
----------------------------------------------------------------------------------------------------------------------

Provision for Income Tax
   Current:
      Federal (U.S.)                         956            1,018                              2,833              -33
      State/Local                            116              127                                533               -6
      Foreign
      ITC & Energy Credit
----------------------------------------------------------------------------------------------------------------------
          Total Current                    1,072            1,145                              3,366              -39
----------------------------------------------------------------------------------------------------------------------
   Deferred:
      Federal (U.S.)                         227              230                                 63
      State/Local                             43               44                                 12
      Foreign
      ITC & Energy Credit
----------------------------------------------------------------------------------------------------------------------
          Total Deferred                     270              274                                 75
----------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------
Total Provision Inc Tax                    1,342            1,419                              3,441              -39
----------------------------------------------------------------------------------------------------------------------
Min Int-Net Inc fm Cont.                     235              235

----------------------------------------------------------------------------------------------------------------------
Inc from Continuing Op                     2,426            2,553           -1,209             5,623              -63
----------------------------------------------------------------------------------------------------------------------
DISCONTINUED OPERATIONS:
   Inc(L) fm Oper. of Dis
   Less:  Inc Tx Prov(Rec
          Min Int in Inc(
   Gain(Loss) on Disp of
   Less:  Inc Tx Prov(Rec
          Min Int in Gain
   Eq in Discont Ops of S
Total Inc(L) fm Discont O
----------------------------------------------------------------------------------------------------------------------
Inc Before Extra & Acct                    2,426            2,553           -1,209             5,623              -63
----------------------------------------------------------------------------------------------------------------------
CUMUL EFFECT CHG IN ACCTG
   Inc(L) fm Cumul. Effec
   Less:  Inc Tx Prov. (R
          Inc Tax Prov. (
          Minority Intere
   Eq  Chngs in Acctg. Pr
      Subsidiaries & Affi
    Total Effect Changes

NET INCOME                                 2,426            2,553           -1,209             5,623              -63


                                    8 of 24


FINAL AUDITED NUMBERS -                Mauna Kea      Ka'u Agr.   Wailuku Agr   Mauna Loa     Ka'u Agr    Macadamia     Mauna Loa
9/11/97 @3:30 PM              Equity   Mac Orchards   Mac Div     Mac           Orchards      Keaau Mac   Farming       Resources
---------------------------------------------------------------------------------------------------------------------------------
CURRENT ASSETS:
 Cash                                                                                    1                         1           -5
 Temporary Cash Invest
 Marketable Securities
 Accts/Notes Rec-Trade                                                                                                        118
    Allow Dbtful Accts

---------------------------------------------------------------------------------------------------------------------------------
          Net Rec-Trade                                                                                                       118
---------------------------------------------------------------------------------------------------------------------------------

 Sun Rec & Deposits, Net           196           21          741           12          108          673        1,555            6
 Interco Notes and Accts                       -170        2,934         -142       28,324        2,142       33,088          319
 Due from BUYCO, INC
 Interco. Accts & Accrd I                       -15          133                     4,162          105        4,385
 Income Taxes Recoverable
 Future Incme Tax Benefit
 Inventories:
  Raw Materials
  Work-in-Progress
  Finished Goods
  Merchdise & Commodities
  Supplies                                       25           34            7                        60          126
  Other Inventories
  Growing Crops - Sugar

---------------------------------------------------------------------------------------------------------------------------------
       Total Inventories                         25           34            7                        60          126
---------------------------------------------------------------------------------------------------------------------------------

  Less:Reserve-Raw Mat
       Reserve - WIP
       Reserve - Fin Gds
       Reserve - Mdse&Co
       Reserve - Supplie
       Reserve - Oth Inv

---------------------------------------------------------------------------------------------------------------------------------
       Total Resrvs Inv
---------------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------------
          Net Inventories                        25           34            7                        60          126
---------------------------------------------------------------------------------------------------------------------------------

 Ppd Exp & Oth Cur Assets            2          113          480            3                       307          903           18

---------------------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------------------
    Total Current Assets           198          -26        4,322         -120       32,595        3,287       40,058          456
---------------------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------------------

INVESTMENTS:
 Restricted Cash Deposits
 Com & Pfd Stk of Consol
  Subsidiaries and Affil
 Com & Pfd Stk of Uncons
  Subsidiaries and Affil
 Equity in Division                          24,500                                                           24,500
 Interco Notes and Accts                                               -6,834       18,620                    11,786          611
 Other Investments:
  Cooperatives and Joint
  N/C Accounts and Notes         2,713
  Miscellaneous Investmt                                                               239                       239          517

---------------------------------------------------------------------------------------------------------------------------------
          Total Other Inv        2,713                                                 239                       239          517
---------------------------------------------------------------------------------------------------------------------------------

                                                                     Superior       Wailuku Agr.        Wailuku
                                     MLMNC         Mauna Loa          Coffee          Other           Plantations
-------------------------------------------------------------------------------------------------------------------
CURRENT ASSETS:
 Cash                                      8                3                2
 Temporary Cash Invest
 Marketable Securities
 Accts/Notes Rec-Trade                 5,757            5,875            1,272
    Allow Dbtful Accts                   311              311               55

-------------------------------------------------------------------------------------------------------------------
          Net Rec-Trade                5,446            5,564            1,217
-------------------------------------------------------------------------------------------------------------------

 Sun Rec & Deposits, Net                 589              595               11              189
 Interco Notes and Accts               5,007            5,326           -1,515            2,550             -188
 Due from BUYCO, INC
 Interco. Accts & Accrd I                                                                 6,380
 Income Taxes Recoverable
 Future Incme Tax Benefit
 Inventories:
  Raw Materials                          818              818
  Work-in-Progress                     5,809            5,809
  Finished Goods                       7,940            7,940            1,342
  Merchdise & Commodities                372              372
  Supplies                             2,441            2,441            2,591
  Other Inventories
  Growing Crops - Sugar

-------------------------------------------------------------------------------------------------------------------
       Total Inventories              17,380           17,380            3,933
-------------------------------------------------------------------------------------------------------------------

  Less:Reserve-Raw Mat
       Reserve - WIP
       Reserve - Fin Gds                  50               50
       Reserve - Mdse&Co
       Reserve - Supplie
       Reserve - Oth Inv

-------------------------------------------------------------------------------------------------------------------
       Total Resrvs Inv                   50               50
-------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------
          Net Inventories             17,330           17,330            3,933
-------------------------------------------------------------------------------------------------------------------

 Ppd Exp & Oth Cur Assets                518              536              155

-------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------
    Total Current Assets              28,898           29,354            3,803            9,119             -188
-------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------

INVESTMENTS:
 Restricted Cash Deposits
 Com & Pfd Stk of Consol
  Subsidiaries and Affil                 459              459
 Com & Pfd Stk of Uncons
  Subsidiaries and Affil
 Equity in Division
 Interco Notes and Accts                                  611                            24,047             -503
 Other Investments:
  Cooperatives and Joint                                                                                     538
  N/C Accounts and Notes
  Miscellaneous Investmt                   3              520


-------------------------------------------------------------------------------------------------------------------
          Total Other Inv                  3              520                                                538
-------------------------------------------------------------------------------------------------------------------

                                    9 of 24


FINAL AUDITED NUMBERS -                Mauna Kea      Ka'u Agr.   Wailuku Agr   Mauna Loa     Ka'u Agr    Macadamia     Mauna Loa
9/11/97 @3:30 PM              Equity   Mac Orchards   Mac Div     Mac           Orchards      Keaau Mac   Farming       Resources
---------------------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------------------
 Total Long-Term Investme        2,713       24,500                    -6,834       18,859                    36,525        1,128
---------------------------------------------------------------------------------------------------------------------------------


 Less:Resv Uncons Subs
        Res - Coops & JVs
        Res - NC Accts &
        Res - Misc Invest

---------------------------------------------------------------------------------------------------------------------------------
          Total Investmen
---------------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------------
          Net Long-Term I        2,713       24,500                    -6,834       18,859                    36,525        1,128
---------------------------------------------------------------------------------------------------------------------------------


PROPERTY, PLANT EQUIPMENT
Land                                            143          218                     3,004          259        3,624
Building and Improvements                        25          247          248                        58          578
Machinery and Equipment                       2,332        5,461        2,212                     2,814       12,819           24
Real Estate Improvements                                   3,540        1,743       13,293            5       18,581
Ranch & Dairy Livestock
Constr'n Work-in-Progress                     1,920           23           16                        58        2,017
Miscellaneous                                                921        7,656                                  8,577

---------------------------------------------------------------------------------------------------------------------------------
          Total PP&E                          4,420       10,410       11,875       16,297        3,194       46,196           24
---------------------------------------------------------------------------------------------------------------------------------

    Accum Depr & Amort                        2,223        5,522        5,312        1,411        2,470       16,938           14

---------------------------------------------------------------------------------------------------------------------------------
          Net PP&E                            2,197        4,888        6,563       14,886          724       29,258           10
---------------------------------------------------------------------------------------------------------------------------------

DEFERRED CHARGES:
 Debt Expense
 Capital Stock Expense
 Deferred Inc Tax Benefit
 Other Deferred Charges                                                    64                                     64

---------------------------------------------------------------------------------------------------------------------------------
  Total Deferred Charges                                                   64                                     64
---------------------------------------------------------------------------------------------------------------------------------


Excess Cst Over Net Asset


OTHER ASSETS:
 Licenses
 Franchises
 Patents
 Other

---------------------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------------------
     Total Other Assets



TOTAL ASSETS                     2,911       26,671        9,210         -327       66,340        4,011      105,905        1,594


CURRENT LIABILITIES:
 Loans Payable to Banks
 Loans Payable to Others

                                                                     Superior       Wailuku Agr.        Wailuku
                                     MLMNC         Mauna Loa          Coffee          Other           Plantations
-------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------
 Total Long-Term Investm                462            1,590                            24,047               35
-------------------------------------------------------------------------------------------------------------------


 Less:Resv Uncons Subs
        Res - Coops & JVs
        Res - NC Accts &
        Res - Misc Invest

-------------------------------------------------------------------------------------------------------------------
          Total Investmen
-------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------
          Net Long-Term I                462            1,590                            24,047               35
-------------------------------------------------------------------------------------------------------------------


PROPERTY, PLANT EQUIPMENT
Land                                   1,286            1,286
Building and Improvements              4,339            4,339              891
Machinery and Equipment               15,794           15,818            2,455
Real Estate Improvements                 238              238
Ranch & Dairy Livestock
Constr'n Work-in-Progress              1,113            1,113
Miscellaneous                            219              219              835

-------------------------------------------------------------------------------------------------------------------
          Total PP&E                  22,989           23,013            4,181
-------------------------------------------------------------------------------------------------------------------

    Accum Depr & Amort                13,749           13,763            2,034

-------------------------------------------------------------------------------------------------------------------
          Net PP&E                     9,240            9,250            2,147
-------------------------------------------------------------------------------------------------------------------

DEFERRED CHARGES:
 Debt Expense
 Capital Stock Expense
 Deferred Inc Tax Benefit                                                                   670
 Other Deferred Charges

-------------------------------------------------------------------------------------------------------------------
  Total Deferred Charges                                                                    670
-------------------------------------------------------------------------------------------------------------------


Excess Cst Over Net Asset


OTHER ASSETS:
 Licenses
 Franchises
 Patents
 Other                                    12               12            2,030

-------------------------------------------------------------------------------------------------------------------
     Total Other Assets                   12               12            2,030
-------------------------------------------------------------------------------------------------------------------


-------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------
TOTAL ASSETS                          38,612           40,206            7,980           33,836             -153

CURRENT LIABILITIES:
 Loans Payable to Banks
 Loans Payable to Others

                                    10 of 24

FINAL AUDITED NUMBERS -                Mauna Kea      Ka'u Agr.   Wailuku Agr   Mauna Loa     Ka'u Agr    Macadamia     Mauna Loa
9/11/97 @3:30 PM              Equity   Mac Orchards   Mac Div     Mac           Orchards      Keaau Mac   Farming       Resources
---------------------------------------------------------------------------------------------------------------------------------
 LT Debt - Current Maturi                                     83            6                        47          136
 Accounts Payable - Trade                        16           28                                     18           62
 Bank Overdraft                                                            24                                     24
 Intercompany Notes and A          851                                                                                          1
 Due to BUYCO, INC
 I/C Accts & Accrd Intere                      -548       51,579          663        1,683        9,636       63,013
 Accrued Interest
 Accrued Interest Allocat
 Dividends Payable
 Dividends Payable - I/C
 Income Taxes
     Federal                       -23           -6          276           69                        79          418           62
     State and Other                             -1           49           11                        15           74           12

---------------------------------------------------------------------------------------------------------------------------------
 Income Taxes                      -23           -7          325           80                        94          492           74
---------------------------------------------------------------------------------------------------------------------------------

 Def Inc Txs - Current Po
 Other Taxes Accrued or W                        12           49           32                        10          103            7
 Customers' and Other Dep                       102                                                              102
 Unearned Rev - Cur Porti                                     20                                                  20
 Res for Contg - Cur Port
 Oth Cur & Accrd Liabilit                       103          329          116           23          238          809           21

---------------------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------------------
          Total Current L          828         -322       52,413          921        1,706       10,043       64,761          103
---------------------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------------------


LT DEBT - EXCLUDING CUR M
 Intercompany Notes and A
 Bank Credit Facilities
 L/T Debt Allocated
 Other                                                       116                                     33          149

---------------------------------------------------------------------------------------------------------------------------------
          L/T Debt - Excl                                    116                                     33          149
---------------------------------------------------------------------------------------------------------------------------------


OTHER LIABILITIES:
 Deferred Pension Expense
 Deferred Income Taxes
   Federal                          64       -1,156          800        2,148                       -41        1,751           19
   State and Other                   7         -184          111          291                        -8          210            4

---------------------------------------------------------------------------------------------------------------------------------
          Total Def Inc T           71       -1,340          911        2,439                       -49        1,961           23
---------------------------------------------------------------------------------------------------------------------------------


 Unearned Revenues
 Reserves for Contingenci
 Warrants
 Miscellaneous N/C Liabil                       202                                                              202

---------------------------------------------------------------------------------------------------------------------------------
          Total Other Lia           71       -1,138          911        2,439                       -49        2,163           23
---------------------------------------------------------------------------------------------------------------------------------


MIN INT IN NET ASSETS OF
 Preferred/Preference Sto
 Common Stock

                                                                     Superior       Wailuku Agr.        Wailuku
                                     MLMNC         Mauna Loa          Coffee          Other           Plantations
-------------------------------------------------------------------------------------------------------------------
 LT Debt - Current Maturi                212              212              136
 Accounts Payable - Trade              1,165            1,165              307               54
 Bank Overdraft                        1,328            1,328              101
 Intercompany Notes and A                                   1
 Due to BUYCO, INC
 I/C Accts & Accrd Intere                189              189              -90              102
 Accrued Interest
 Accrued Interest Allocat
 Dividends Payable
 Dividends Payable - I/C                                                                 -1,202
 Income Taxes
     Federal                           1,136            1,198                             2,833              -33
     State and Other                     157              169                               533               -6

-------------------------------------------------------------------------------------------------------------------
 Income Taxes                          1,293            1,367                             3,366              -39
-------------------------------------------------------------------------------------------------------------------

 Def Inc Txs - Current Po
 Other Taxes Accrued or W                408              415               15                8
 Customers' and Other Dep
 Unearned Rev - Cur Porti
 Res for Contg - Cur Port
 Oth Cur & Accrd Liabilit              2,378            2,399              216

-------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------
          Total Current L              6,973            7,076              685            2,328              -39
-------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------


LT DEBT - EXCLUDING CUR M
 Intercompany Notes and A
 Bank Credit Facilities
 L/T Debt Allocated
 Other                                   606              606              202

-------------------------------------------------------------------------------------------------------------------
          L/T Debt - Excl                606              606              202
-------------------------------------------------------------------------------------------------------------------


OTHER LIABILITIES:
 Deferred Pension Expense
 Deferred Income Taxes
   Federal                             1,758            1,777               61             -679
   State and Other                       232              236               11             -128

-------------------------------------------------------------------------------------------------------------------
          Total Def Inc T              1,990            2,013               72             -807
-------------------------------------------------------------------------------------------------------------------


 Unearned Revenues
 Reserves for Contingenci
 Warrants
 Miscellaneous N/C Liabil                154              154                             1,900

-------------------------------------------------------------------------------------------------------------------
          Total Other Lia              2,144            2,167               72            1,093
-------------------------------------------------------------------------------------------------------------------


MIN INT IN NET ASSETS OF
 Preferred/Preference Sto
 Common Stock

                                    11 of 24

FINAL AUDITED NUMBERS -                Mauna Kea      Ka'u Agr.   Wailuku Agr   Mauna Loa     Ka'u Agr    Macadamia     Mauna Loa
9/11/97 @3:30 PM              Equity   Mac Orchards   Mac Div     Mac           Orchards      Keaau Mac   Farming       Resources
---------------------------------------------------------------------------------------------------------------------------------
 Addt'l PIC,R/E & Cum Tra

---------------------------------------------------------------------------------------------------------------------------------
          Total Minority
---------------------------------------------------------------------------------------------------------------------------------

 Excess Net Assets Over C


STOCKHOLDERS' EQUITY:
 Head Office Account
 Preferred Stock
 Preference Stock
 Common Stock                        1                                                                                          1
 Additional Paid-In Capit        1,769       12,036      -43,138                    46,500       -6,276        9,122          458
 Cumulative Translation A
 Retained Earnings                 242       16,095       -1,092       -3,687       18,134          260       29,710        1,009

---------------------------------------------------------------------------------------------------------------------------------
     Sub-Total (Lines 79         2,012       28,131      -44,230       -3,687       64,634       -6,016       38,832        1,468
---------------------------------------------------------------------------------------------------------------------------------

       Less Treasury Stoc

---------------------------------------------------------------------------------------------------------------------------------
          Shareholders' E        2,012       28,131      -44,230       -3,687       64,634       -6,016       38,832        1,468
---------------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------------------
LIABILITIES AND SHAREHOLD        2,911       26,671        9,210         -327       66,340        4,011      105,905        1,594
---------------------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------------------

                                                                     Superior       Wailuku Agr.        Wailuku
                                     MLMNC         Mauna Loa          Coffee          Other           Plantations
-------------------------------------------------------------------------------------------------------------------
 Addt'l PIC,R/E & Cum Tra                 -7               -7

-------------------------------------------------------------------------------------------------------------------
          Total Minority                  -7               -7
-------------------------------------------------------------------------------------------------------------------

 Excess Net Assets Over C


STOCKHOLDERS' EQUITY:
 Head Office Account
 Preferred Stock
 Preference Stock
 Common Stock                              1                2                                                  1
 Additional Paid-In Capit              6,195            6,653            8,998
 Cumulative Translation A
 Retained Earnings                    22,700           23,709           -1,977           30,415             -115

-------------------------------------------------------------------------------------------------------------------
     Sub-Total (Lines 79              28,896           30,364            7,021           30,415             -114
-------------------------------------------------------------------------------------------------------------------

       Less Treasury Stoc

-------------------------------------------------------------------------------------------------------------------
          Shareholders' E             28,896           30,364            7,021           30,415             -114
-------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------
LIABILITIES AND SHAREHOLD             38,612           40,206            7,980           33,836             -153
-------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------

                                    12 of 24

                                                                   Hilo Coast
FINAL AUDITED NUMBERS -                  Kilauea     Hawn Fruit    Power        Hawaii's                Wailuku Agr.   Mauna Kea
9/11/97 @3:30 PM           Smtn. Ranch   Agronomics  Specialties   Company      Own           Other     Land           Agr - Land
----------------------------------------------------------------------------------------------------------------------------------
Sales and Revenues:
Net Product Sales                             4,821          783                    11,361       26,470
Net Product Sales - I/C                           8          104                                    112
Water Revenues                                                                                      629
Water Revenues - I/C
Transportation Revenues
Transportation Revs.-I/C
Service Revenues                                                       12,499                    12,527
Service Revenues - I/C
Interest                                                                   39            2           48
Interest - I/C                                   34           27                        14        6,455                       120
Dividends
Dividends - I/C                                                                                   2,403
Gross Gain(Loss) on R/E            896         -105                       299                     1,090        4,168        1,126
Gross Gain(Loss)-All Oth                         50                       -11                        39
Gross G(L) on R/E I/C
Equity in NI-Consol Subs
Equity in NI-Uncons Subs
Equity in NI-Other Invest                                                                          -102
Net Income of Divisions
Other Revenues                     324          120            1          140           42          781          309
Other Revenues - I/C                              2                        26                        28                        12
----------------------------------------------------------------------------------------------------------------------------------
 Total Sales & Revenues          1,220        4,930          915       12,992       11,419       50,480        4,477        1,258
----------------------------------------------------------------------------------------------------------------------------------
  Deductns Mgt Revs
  Deduct: All Int Inc                            34           27           39           16        6,503                       120
  Deduct: All Dividends                                                                           2,403
  Deduct: I/C Gains Disp
  Add:  CJE's Assigned                                                                                                      1,087
----------------------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------------
 Mgmt Reporting Revenues         1,220        4,896          888       12,953       11,403       41,574        4,477        2,225
----------------------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------------
Cost of Sales & Op Exp
Cost of Products Sold                         2,326          595                     7,215       16,981
Cost of Products Sold-I/C
Water Op Costs and Exps
Water Op Costs & Exp I/C
Other Op Costs and Exps            444                                  8,334          804       10,013          353           70
Other Op Costs & Exp I/C                                                  723                       723
Taxes Other than Inc Tax           161          166           29          196                       737                        39
Selling and Marketing Exp                       708           90                     2,955        6,814
General and Admin Exp                           473           82                                    555
Selling Gen & Adm Exp I/C                       138           12                        62          387
Deprn & Amort. - PP&E                1          337           36          676          111        1,451                         4
Deprn & Amort. - Other                                                                  25          138
----------------------------------------------------------------------------------------------------------------------------------
     Total Cost of Sales           606        4,148          844        9,929       11,172       37,799          353          113
----------------------------------------------------------------------------------------------------------------------------------
Operating Profit                   614          782           71        3,063          247       12,681        4,124        1,145
----------------------------------------------------------------------------------------------------------------------------------
  Deductns Mgt Op Profit
  Deduct: All Int Inc                            34           27           39           16        6,503                       120
  Deduct: All Dividends                                                                           2,403
  Deduct: I/C Gains Disp
  Add:  CJE's Assigned                          -20           -4          -96                      -504                     1,069
----------------------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------------
 Mgt Reporting Op Profit           614          728           40        2,928          231        3,271        4,124        2,094
----------------------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------------
OTHER DEDUCTIONS:
Management Comp Provision                        62                                                  98
Management Comp NSO's
Foreign Exchge Loss(Gain)
Int on Debt Inc Cml Paper                                                 610                       620

                                           Other Real                        Buyco Brewer         Buyco       Mauna Kea
                                           Estate Costs     Buyco, Inc       Elim JE              Combined    Agr - Div Agr.
-----------------------------------------------------------------------------------------------------------------------------
Sales and Revenues:
Net Product Sales
Net Product Sales - I/C
Water Revenues
Water Revenues - I/C
Transportation Revenues
Transportation Revs.-I/C
Service Revenues
Service Revenues - I/C
Interest                                                             232                                232
Interest - I/C                                      120
Dividends
Dividends - I/C                                                      915             -915
Gross Gain(Loss) on R/E                           5,294
Gross Gain(Loss)-All Oth                                                                                                   1
Gross G(L) on R/E I/C
Equity in NI-Consol Subs
Equity in NI-Uncons Subs
Equity in NI-Other Invest
Net Income of Divisions
Other Revenues                                      309            4,228           -4,175                53              725
Other Revenues - I/C                                 12                                                                  149
-----------------------------------------------------------------------------------------------------------------------------
 Total Sales & Revenues                           5,735            5,375           -5,090               285              875
-----------------------------------------------------------------------------------------------------------------------------
  Deductns Mgt Revs
  Deduct: All Int Inc                               120              232                                232
  Deduct: All Dividends                                              915             -915
  Deduct: I/C Gains Disp
  Add:  CJE's Assigned                            1,087
-----------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------
 Mgmt Reporting Revenues                          6,702            4,228           -4,175                53              875
-----------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------
Cost of Sales & Op Exp
Cost of Products Sold                                                                                                    689
Cost of Products Sold-I/C
Water Op Costs and Exps
Water Op Costs & Exp I/C
Other Op Costs and Exps                             423                                                                   73
Other Op Costs & Exp I/C                                                                                                  35
Taxes Other than Inc Tax                             39                                                                  340
Selling and Marketing Exp
General and Admin Exp                                              5,142           -4,228               914
Selling Gen & Adm Exp I/C                                                                                                300
Deprn & Amort. - PP&E                                 4                                                                   54
Deprn & Amort. - Other
-----------------------------------------------------------------------------------------------------------------------------
     Total Cost of Sales                            466            5,142           -4,228               914            1,491
-----------------------------------------------------------------------------------------------------------------------------
Operating Profit                                  5,269              233             -862              -629             -616
-----------------------------------------------------------------------------------------------------------------------------
  Deductns Mgt Op Profit
  Deduct: All Int Inc                               120              232                                232
  Deduct: All Dividends                                              915             -915
  Deduct: I/C Gains Disp
  Add:  CJE's Assigned                            1,069                                                                  -12
-----------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------
 Mgt Reporting Op Profit                          6,218             -914               53              -861             -628
-----------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------
OTHER DEDUCTIONS:
Management Comp Provision                                                                                                104
Management Comp NSO's                                                                                                     12
Foreign Exchge Loss(Gain)
Int on Debt Inc Cml Paper                                             18                                 18

                                    13 of 24

                                                                   Hilo Coast
FINAL AUDITED NUMBERS -                  Kilauea     Hawn Fruit    Power        Hawaii's                Wailuku Agr.   Mauna Kea
9/11/97 @3:30 PM           Smtn. Ranch   Agronomics  Specialties   Company      Own           Other     Land           Agr - Land
----------------------------------------------------------------------------------------------------------------------------------
Interest Alloc Pru Cap
Other Interest                                    2                         5           28           35                         8
Int Bank Credit Facility
Interest - Intercompany                                                   148                       253
   Less: Int Capitalized
Warrant Accretion
---------------------------------------------------------------------------------------------------------------------------------
Total Other Deductions                           64                       763           28        1,006                         8
---------------------------------------------------------------------------------------------------------------------------------
Inc Before M Int & Inc Tx          614          718           71        2,300          219       11,675        4,124        1,137
---------------------------------------------------------------------------------------------------------------------------------

Provision for Income Tax
   Current:
      Federal (U.S.)               203          335           25            7                     3,370        1,366          373
      State/Local                   16           61            4           72                       680          153           43
      Foreign                        1                                                                1
      ITC & Energy Credit
---------------------------------------------------------------------------------------------------------------------------------
          Total Current            220          396           29           79                     4,051        1,519          416
---------------------------------------------------------------------------------------------------------------------------------
   Deferred:
      Federal (U.S.)                           -104           -2          762                       719          -15           -1
      State/Local                               -20                        58            9           59           -3
      Foreign
      ITC & Energy Credit
---------------------------------------------------------------------------------------------------------------------------------
          Total Deferred                       -124           -2          820            9          778          -18           -1
---------------------------------------------------------------------------------------------------------------------------------
Total Provision Inc Tax            220          272           27          899            9        4,829        1,501          415
---------------------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------------------
Min Int-Net Inc fm Cont

---------------------------------------------------------------------------------------------------------------------------------
Inc from Continuing Op             394          446           44        1,401          210        6,846        2,623          722
---------------------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------------------
DISCONTINUED OPERATIONS:
   Inc(L) fm Oper. of Dis
   Less:  Inc Tx Prov(Rec
          Min Int in Inc(
   Gain(Loss) on Disp of
   Less:  Inc Tx Prov(Rec
          Min Int in Gain
   Eq in Discont Ops of S
Total Inc(L) fm Discont O
---------------------------------------------------------------------------------------------------------------------------------
Inc Before Extra & Acct            394          446           44        1,401          210        6,846        2,623          722
---------------------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------------------
CUMUL EFFECT CHG IN ACCTG
   Inc(L) fm Cumul. Effec
   Less:  Inc Tx Prov. (R
          Inc Tax Prov. (
          Minority Intere
   Eq  Chngs in Acctg. Pr
      Subsidiaries & Affi
    Total Effect Changes
---------------------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------------------
NET INCOME                         394          446           44        1,401          210        6,846        2,623          722

                                           Other Real                        Buyco Brewer         Buyco       Mauna Kea
                                           Estate Costs     Buyco, Inc       Elim JE              Combined    Agr - Div Agr.
-----------------------------------------------------------------------------------------------------------------------------
Interest Alloc Pru Cap
Other Interest                                        8
Int Bank Credit Facility
Interest - Intercompany
   Less: Int Capitalized
Warrant Accretion
-----------------------------------------------------------------------------------------------------------------------------
Total Other Deductions                                8               18                                 18              116
-----------------------------------------------------------------------------------------------------------------------------
Inc Before M Int & Inc Tx                         5,261              215             -862              -647             -732
-----------------------------------------------------------------------------------------------------------------------------

Provision for Income Tax
   Current:
      Federal (U.S.)                              1,739           -1,004            1,122               118             -214
      State/Local                                   196             -189              227                38              -40
      Foreign
      ITC & Energy Credit
-----------------------------------------------------------------------------------------------------------------------------
          Total Current                           1,935           -1,193            1,349               156             -254
-----------------------------------------------------------------------------------------------------------------------------
   Deferred:
      Federal (U.S.)                                -16            1,073           -1,406              -333              -21
      State/Local                                    -3              202             -279               -77               -4
      Foreign
      ITC & Energy Credit
-----------------------------------------------------------------------------------------------------------------------------
          Total Deferred                            -19            1,275           -1,685              -410              -25
-----------------------------------------------------------------------------------------------------------------------------
Total Provision Inc Tax                           1,916               82             -336              -254             -279
-----------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------
Min Int-Net Inc fm Cont.

-----------------------------------------------------------------------------------------------------------------------------
Inc from Continuing Op                            3,345              133             -526              -393             -453
-----------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------
DISCONTINUED OPERATIONS:
   Inc(L) fm Oper. of Dis
   Less:  Inc Tx Prov(Rec
          Min Int in Inc(
   Gain(Loss) on Disp of
   Less:  Inc Tx Prov(Rec
          Min Int in Gain
   Eq in Discont Ops of S
Total Inc(L) fm Discont O
-----------------------------------------------------------------------------------------------------------------------------
Inc Before Extra & Acct                           3,345              133             -526              -393             -453
-----------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------
CUMUL EFFECT CHG IN ACCTG
   Inc(L) fm Cumul. Effec
   Less:  Inc Tx Prov. (R
          Inc Tax Prov. (
          Minority Intere
   Eq  Chngs in Acctg. Pr
      Subsidiaries & Affi
    Total Effect Changes
-----------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------
NET INCOME                                        3,345              133             -526              -393             -453

                                    14 of 24

                                                                     Hilo Coast
FINAL AUDITED NUMBERS -                    Kilauea      Hawn Fruit   Power        Hawaii's                Wailuku Agr.   Mauna Kea
9/11/97 @3:30 PM           Smtn. Ranch    Agronomics   Specialties   Company      Own           Other     Land           Agr - Land
-----------------------------------------------------------------------------------------------------------------------------------
CURRENT ASSETS:
 Cash                                          1            1           -1                         3
 Temporary Cash Invest                                                 190                       190
 Marketable Securities
 Accts/Notes Rec-Trade            9          427           87        1,013          948        3,756                        67
    Allow Dbtful Accts            4           11           11                        53          134

------------------------------------------------------------------------------------------------------------------------------
          Net Rec-Trade           5          416           76        1,013          895        3,622                        67
------------------------------------------------------------------------------------------------------------------------------

 Sun Rec & Deposits, Net          8           30                        29           24          291           33
 Interco Notes and Accts        586          793           20       -1,003                     1,243        4,329         -659
 Due from BUYCO, INC
 Interco. Accts & Accrd I     2,140                         2          -11          804        9,315
 Income Taxes Recoverable
 Future Incme Tax Benefit
 Inventories:
  Raw Materials                                           233                                    233
  Work-in-Progress
  Finished Goods                              31           84                                  1,457
  Merchdise & Commodities                     50                                    137          187
  Supplies                                    43                     1,765                     4,399
  Other Inventories
  Growing Crops - Sugar

------------------------------------------------------------------------------------------------------------------------------
       Total Inventories                     124          317        1,765          137        6,276
------------------------------------------------------------------------------------------------------------------------------

  Less:Reserve-Raw Mat
       Reserve - WIP
       Reserve - Fin Gds
       Reserve - Mdse&Co
       Reserve - Supplie
       Reserve - Oth Inv

------------------------------------------------------------------------------------------------------------------------------
       Total Resrvs Inv
------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------
          Net Inventories                    124          317        1,765          137        6,276
------------------------------------------------------------------------------------------------------------------------------

 Ppd Exp & Oth Cur Assets                      6            1           30            4          196

------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------
    Total Current Assets      2,739        1,370          417        2,012        1,864       21,136        4,362         -592
------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------

INVESTMENTS:
 Restricted Cash Deposits
 Com & Pfd Stk of Consol
  Subsidiaries and Affil
 Com & Pfd Stk of Uncons
  Subsidiaries and Affil
 Equity in Division
 Interco Notes and Accts                                                                      23,544       29,966
 Other Investments:
  Cooperatives and Joint                                                                         538
  N/C Accounts and Notes
  Miscellaneous Investmt                                                80                        80

------------------------------------------------------------------------------------------------------------------------------
          Total Other Inv                                               80                       618
------------------------------------------------------------------------------------------------------------------------------


                                 Other Real                      Buyco Brewer    Buyco             Mauna Kea
                                 Estate Costs   Buyco, Inc       Elim JE         Combined          Agr - Div Agr.
-----------------------------------------------------------------------------------------------------------------------------------
CURRENT ASSETS:
 Cash                                                    6                                 6
 Temporary Cash Invest
 Marketable Securities
 Accts/Notes Rec-Trade                 67                                                                 155
    Allow Dbtful Accts                                                                                     65

----------------------------------------------------------------------------------------------------------------
          Net Rec-Trade                67                                                                  90
----------------------------------------------------------------------------------------------------------------

 Sun Rec & Deposits, Net               33                                                                   1
 Interco Notes and Accts            3,670                                                                -339
 Due from BUYCO, INC                                   902          -11,411          -10,509
 Interco. Accts & Accrd I
 Income Taxes Recoverable
 Future Incme Tax Benefit
 Inventories:
  Raw Materials
  Work-in-Progress
  Finished Goods
  Merchdise & Commodities
  Supplies                                                                                                  9
  Other Inventories
  Growing Crops - Sugar

----------------------------------------------------------------------------------------------------------------
       Total Inventories                                                                                    9
----------------------------------------------------------------------------------------------------------------

  Less:Reserve-Raw Mat
       Reserve - WIP
       Reserve - Fin Gds
       Reserve - Mdse&Co
       Reserve - Supplie
       Reserve - Oth Inv

----------------------------------------------------------------------------------------------------------------
       Total Resrvs Inv
----------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------
          Net Inventories                                                                                   9
----------------------------------------------------------------------------------------------------------------

 Ppd Exp & Oth Cur Assets                                                                                   4

----------------------------------------------------------------------------------------------------------------
    Total Current Assets            3,770              908          -11,411          -10,503             -235
----------------------------------------------------------------------------------------------------------------

INVESTMENTS:
 Restricted Cash Deposits
 Com & Pfd Stk of Consol
  Subsidiaries and Affil                             5,201           -5,201
 Com & Pfd Stk of Uncons
  Subsidiaries and Affil
 Equity in Division
 Interco Notes and Accts           29,966
 Other Investments:
  Cooperatives and Joint
  N/C Accounts and Notes                               400                               400
  Miscellaneous Investmt

----------------------------------------------------------------------------------------------------------------
          Total Other Inv                              400                               400
----------------------------------------------------------------------------------------------------------------

                                    15 of 24

                                                                     Hilo Coast
FINAL AUDITED NUMBERS -                    Kilauea      Hawn Fruit   Power        Hawaii's                Wailuku Agr.   Mauna Kea
9/11/97 @3:30 PM           Smtn. Ranch    Agronomics   Specialties   Company      Own           Other     Land           Agr - Land
-----------------------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------------
 Total Long-Term Investme                                                  80                    24,162       29,966
---------------------------------------------------------------------------------------------------------------------------------


 Less:Resv Uncons Subs
        Res - Coops & JVs
        Res - NC Accts &
        Res - Misc Invest

---------------------------------------------------------------------------------------------------------------------------------
          Total Investmen
---------------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------------
          Net Long-Term I                                                  80                    24,162       29,966
---------------------------------------------------------------------------------------------------------------------------------


PROPERTY, PLANT EQUIPMENT
Land                               259          376                     1,807                     2,442           21       36,818
Building and Improvements          122          825          962        1,042            3        3,845                       580
Machinery and Equipment            150        4,290          384        8,592          176       16,047
Real Estate Improvements           838          564                                               1,402
Ranch & Dairy Livestock
Constr'n Work-in-Progress          416           88           21           89                       614        1,784        1,722
Miscellaneous                        1                                  1,096           47        1,979

---------------------------------------------------------------------------------------------------------------------------------
          Total PP&E             1,786        6,143        1,367       12,626          226       26,329        1,805       39,120
---------------------------------------------------------------------------------------------------------------------------------

    Accum Depr & Amort           1,105        4,189          608        7,276          190       15,402                       254

---------------------------------------------------------------------------------------------------------------------------------
          Net PP&E                 681        1,954          759        5,350           36       10,927        1,805       38,866
---------------------------------------------------------------------------------------------------------------------------------

DEFERRED CHARGES:
 Debt Expense
 Capital Stock Expense
 Deferred Inc Tax Benefit                                                                           670
 Other Deferred Charges                                                     4           67           71          278

---------------------------------------------------------------------------------------------------------------------------------
  Total Deferred Charges                                                    4           67          741          278
---------------------------------------------------------------------------------------------------------------------------------


Excess Cst Over Net Asset                                               6,298        1,013        7,311


OTHER ASSETS:
 Licenses
 Franchises
 Patents
 Other                                                                    940          637        3,607           32

---------------------------------------------------------------------------------------------------------------------------------
     Total Other Assets                                                   940          637        3,607           32
---------------------------------------------------------------------------------------------------------------------------------


---------------------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------------------
TOTAL ASSETS                     3,420        3,324        1,176       14,684        3,617       67,884       36,443       38,274
---------------------------------------------------------------------------------------------------------------------------------

CURRENT LIABILITIES:
 Loans Payable to Banks
 Loans Payable to Others

                                     Other Real                      Buyco Brewer   Buyco            Mauna Kea
                                     Estate Costs  Buyco, Inc        Elim JE        Combined         Agr - Div Agr.
-------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------
 Total Long-Term Investme             29,966            5,601           -5,201              400
-------------------------------------------------------------------------------------------------------------------


 Less:Resv Uncons Subs
        Res - Coops & JVs
        Res - NC Accts &
        Res - Misc Invest

-------------------------------------------------------------------------------------------------------------------
          Total Investmen
-------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------
          Net Long-Term I             29,966            5,601           -5,201              400
-------------------------------------------------------------------------------------------------------------------


PROPERTY, PLANT EQUIPMENT
Land                                  36,839                               149              149            1,375
Building and Improvements                580                                                                 360
Machinery and Equipment                                                                                    1,070
Real Estate Improvements                                                                                     344
Ranch & Dairy Livestock
Constr'n Work-in-Progress              3,506                                 2                2
Miscellaneous                                                                                                 95

-------------------------------------------------------------------------------------------------------------------
          Total PP&E                  40,925                               151              151            3,244
-------------------------------------------------------------------------------------------------------------------

    Accum Depr & Amort                   254                                                               1,647

-------------------------------------------------------------------------------------------------------------------
          Net PP&E                    40,671                               151              151            1,597
-------------------------------------------------------------------------------------------------------------------

DEFERRED CHARGES:
 Debt Expense
 Capital Stock Expense
 Deferred Inc Tax Benefit
 Other Deferred Charges                  278

-------------------------------------------------------------------------------------------------------------------
  Total Deferred Charges                 278
-------------------------------------------------------------------------------------------------------------------


Excess Cst Over Net Asset


OTHER ASSETS:
 Licenses
 Franchises
 Patents
 Other                                    32

-------------------------------------------------------------------------------------------------------------------
     Total Other Assets                   32
-------------------------------------------------------------------------------------------------------------------


-------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------
TOTAL ASSETS                          74,717            6,509          -16,461           -9,952            1,362
-------------------------------------------------------------------------------------------------------------------

CURRENT LIABILITIES:
 Loans Payable to Banks
 Loans Payable to Others

                                    16 of 24

                                                                     Hilo Coast
FINAL AUDITED NUMBERS -                    Kilauea      Hawn Fruit   Power        Hawaii's                Wailuku Agr.  Mauna Kea
9/11/97 @3:30 PM           Smtn. Ranch    Agronomics   Specialties   Company      Own           Other     Land          Agr - Land
----------------------------------------------------------------------------------------------------------------------------------
 LT Debt - Current Maturi                         8                     1,494                     1,638
 Accounts Payable - Trade                       163           62        1,042        1,625        3,253           92
 Bank Overdraft                                  41            4                       167          313
 Intercompany Notes and A                        -7            8        1,220                     1,221
 Due to BUYCO, INC                                                                     902          902
 I/C Accts & Accrd Intere          995                                     13                     1,020        1,534       -1,232
 Accrued Interest                                                          28           29           57
 Accrued Interest Allocat
 Dividends Payable
 Dividends Payable - I/C                                                                         -1,202
 Income Taxes
     Federal                       203          335           25          -24                     3,339        1,351          373
     State and Other                16           61            4           72            5          685          150           43

---------------------------------------------------------------------------------------------------------------------------------
 Income Taxes                      219          396           29           48            5        4,024        1,501          416
---------------------------------------------------------------------------------------------------------------------------------

 Def Inc Txs - Current Po
 Other Taxes Accrued or W            1           42            4           21            2           93            2
 Customers' and Other Dep                                                  27                        27           24           18
 Unearned Rev - Cur Porti           11                                                               11
 Res for Contg - Cur Port
 Oth Cur & Accrd Liabilit            3          338           14        1,003           76        1,650

---------------------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------------------
          Total Current L        1,229          981          121        4,896        2,806       13,007        3,153         -798
---------------------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------------------


LT DEBT - EXCLUDING CUR M
 Intercompany Notes and A        3,581                                                            3,581
 Bank Credit Facilities
 L/T Debt Allocated
 Other                                           17                     7,139        1,300        8,658                        94

---------------------------------------------------------------------------------------------------------------------------------
          L/T Debt - Excl        3,581           17                     7,139        1,300       12,239                        94
---------------------------------------------------------------------------------------------------------------------------------


OTHER LIABILITIES:
 Deferred Pension Expense
 Deferred Income Taxes
   Federal                          42          254          -11          780          -36          411          684          256
   State and Other                   6           49           -2           58                        -6           70           14

---------------------------------------------------------------------------------------------------------------------------------
          Total Def Inc T           48          303          -13          838          -36          405          754          270
---------------------------------------------------------------------------------------------------------------------------------


 Unearned Revenues
 Reserves for Contingenci                                                 291                       291
 Warrants
 Miscellaneous N/C Liabil                         2            1           86                     1,989           35

---------------------------------------------------------------------------------------------------------------------------------
          Total Other Lia           48          305          -12        1,215          -36        2,685          789          270
---------------------------------------------------------------------------------------------------------------------------------


MIN INT IN NET ASSETS OF
 Preferred/Preference Sto
 Common Stock

                                     Other Real                      Buyco Brewer   Buyco            Mauna Kea
                                     Estate Costs  Buyco, Inc        Elim JE        Combined         Agr - Div Agr.
-------------------------------------------------------------------------------------------------------------------
 LT Debt - Current Maturi
 Accounts Payable - Trade                 92
 Bank Overdraft
 Intercompany Notes and A
 Due to BUYCO, INC                                     10,335          -11,237             -902
 I/C Accts & Accrd Intere                302                                                                 105
 Accrued Interest
 Accrued Interest Allocat
 Dividends Payable
 Dividends Payable - I/C
 Income Taxes
     Federal                           1,724           -1,004            1,128              124             -214
     State and Other                     193             -189              227               38              -40

-------------------------------------------------------------------------------------------------------------------
 Income Taxes                          1,917           -1,193            1,355              162             -254
-------------------------------------------------------------------------------------------------------------------

 Def Inc Txs - Current Po                                               -1,435           -1,435
 Other Taxes Accrued or W                  2                                                                  11
 Customers' and Other Dep                 42                                                                   2
 Unearned Rev - Cur Porti
 Res for Contg - Cur Port
 Oth Cur & Accrd Liabilit                                                    2                2              117

-------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------
          Total Current L              2,355            9,142          -11,315           -2,173              -19
-------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------


LT DEBT - EXCLUDING CUR M
 Intercompany Notes and A
 Bank Credit Facilities
 L/T Debt Allocated
 Other                                    94              759                               759

-------------------------------------------------------------------------------------------------------------------
          L/T Debt - Excl                 94              759                               759
-------------------------------------------------------------------------------------------------------------------


OTHER LIABILITIES:
 Deferred Pension Expense                               4,069                             4,069
 Deferred Income Taxes
   Federal                               940             -177           -1,299           -1,476
   State and Other                        84              -30              994              964

-------------------------------------------------------------------------------------------------------------------
          Total Def Inc T              1,024             -207             -305             -512
-------------------------------------------------------------------------------------------------------------------


 Unearned Revenues
 Reserves for Contingenci
 Warrants
 Miscellaneous N/C Liabil                 35              418               11              429

-------------------------------------------------------------------------------------------------------------------
          Total Other Lia              1,059            4,280             -294            3,986
-------------------------------------------------------------------------------------------------------------------


MIN INT IN NET ASSETS OF
 Preferred/Preference Sto
 Common Stock

                                    17 of 24

                                                                     Hilo Coast
FINAL AUDITED NUMBERS -                    Kilauea      Hawn Fruit   Power        Hawaii's               Wailuku Agr.  Mauna Kea
9/11/97 @3:30 PM           Smtn. Ranch    Agronomics   Specialties   Company      Own           Other    Land          Agr - Land
---------------------------------------------------------------------------------------------------------------------------------
 Addt'l PIC,R/E & Cum Tra

---------------------------------------------------------------------------------------------------------------------------------
          Total Minority
---------------------------------------------------------------------------------------------------------------------------------

 Excess Net Assets Over C


STOCKHOLDERS' EQUITY:
 Head Office Account
 Preferred Stock
 Preference Stock
 Common Stock                        1            2            1                                      5
 Additional Paid-In Capit      -26,695       -1,137        1,076                       252      -17,506        1,693       35,022
 Cumulative Translation A
 Retained Earnings              25,256        3,156          -10        1,434         -705       57,454       30,808        3,686

---------------------------------------------------------------------------------------------------------------------------------
     Sub-Total (Lines 79        -1,438        2,021        1,067        1,434         -453       39,953       32,501       38,708
---------------------------------------------------------------------------------------------------------------------------------

       Less Treasury Stoc

---------------------------------------------------------------------------------------------------------------------------------
          Shareholders' E       -1,438        2,021        1,067        1,434         -453       39,953       32,501       38,708
---------------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------------------
LIABILITIES AND SHAREHOLD        3,420        3,324        1,176       14,684        3,617       67,884       36,443       38,274
---------------------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------------------

                                     Other Real                      Buyco Brewer   Buyco            Mauna Kea
                                     Estate Costs  Buyco, Inc        Elim JE        Combined         Agr - Div Agr.
-------------------------------------------------------------------------------------------------------------------
 Addt'l PIC,R/E & Cum Tra

-------------------------------------------------------------------------------------------------------------------
          Total Minority
-------------------------------------------------------------------------------------------------------------------

 Excess Net Assets Over C


STOCKHOLDERS' EQUITY:
 Head Office Account
 Preferred Stock
 Preference Stock
 Common Stock                                           6,128           -5,201              927
 Additional Paid-In Capit             36,715             -610               -1             -611            3,260
 Cumulative Translation A
 Retained Earnings                    34,494          -13,190              350          -12,840           -1,879

-------------------------------------------------------------------------------------------------------------------
     Sub-Total (Lines 79              71,209           -7,672           -4,852          -12,524            1,381
-------------------------------------------------------------------------------------------------------------------

       Less Treasury Stoc

-------------------------------------------------------------------------------------------------------------------
          Shareholders' E             71,209           -7,672           -4,852          -12,524            1,381
-------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------
LIABILITIES AND SHAREHOLD             74,717            6,509          -16,461           -9,952            1,362
-------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------

                                    18 of 24


                              Ka'u           Kilauea                           Revaluation
FINAL AUDITED NUMBERS -       Diversified    Irrigation      CBCL Real          Additional    Revaluation
9/11/97 @3:30 PM              Agr.           Inc.            Estate Admin      Adjustment     Adjustment
---------------------------------------------------------------------------------------------------------
Sales and Revenues:
Net Product Sales
Net Product Sales - I/C
Water Revenues                                         15
Water Revenues - I/C
Transportation Revenues
Transportation Revs.-I/C
Service Revenues                                                                                        6
Service Revenues - I/C
Interest
Interest - I/C
Dividends
Dividends - I/C
Gross Gain(Loss) on R/E                                                                              -697
Gross Gain(Loss)-All Oth
Gross G(L) on R/E I/C
Equity in NI-Consol Subs
Equity in NI-Uncons Subs
Equity in NI-Other Invest                                                                               8
Net Income of Divisions
Other Revenues
Other Revenues - I/C
---------------------------------------------------------------------------------------------------------
 Total Sales & Revenues                                15                                            -683
---------------------------------------------------------------------------------------------------------
  Deductns Mgt Revs
  Deduct: All Int Inc
  Deduct: All Dividends
  Deduct: I/C Gains Disp
  Add:  CJE's Assigned                                                                                  2
---------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------
 Mgmt Reporting Revenues                               15                                            -681
---------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------
Cost of Sales & Op Exp
Cost of Products Sold
Cost of Products Sold-I/C
Water Op Costs and Exps
Water Op Costs & Exp I/C
Other Op Costs and Exps                                22                                              -6
Other Op Costs & Exp I/C
Taxes Other than Inc Tax
Selling and Marketing Exp
General and Admin Exp
Selling Gen & Adm Exp I/C
Deprn & Amort. - PP&E                                 112                                            -343
Deprn & Amort. - Other
---------------------------------------------------------------------------------------------------------
     Total Cost of Sales                              134                                            -349
---------------------------------------------------------------------------------------------------------
Operating Profit                                     -119                                            -334
---------------------------------------------------------------------------------------------------------
  Deductns Mgt Op Profit
  Deduct: All Int Inc
  Deduct: All Dividends
  Deduct: I/C Gains Disp
  Add:  CJE's Assigned                                               -418                               2
---------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------
 Mgt Reporting Op Profit                             -119            -418                            -332
---------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------
OTHER DEDUCTIONS:
Management Comp Provision
Management Comp NSO's
Foreign Exchge Loss(Gain)
Int on Debt Inc Cml Paper

                                           Additional CJE       BUYCO      Deduct: Buyco     C. BREWER
                                  CJE       Adjustments      Consolidated     Combined      Consolidated
---------------------------------------------------------------------------------------------------------
Sales and Revenues:
Net Product Sales                    -238                         186,788                         186,788
Net Product Sales - I/C            -3,558
Water Revenues                                                        644                             644
Water Revenues - I/C
Transportation Revenues                                             1,588                           1,588
Transportation Revs.-I/C             -497
Service Revenues                                                   25,069                          25,069
Service Revenues - I/C             -1,190
Interest                                                            1,117            -232             885
Interest - I/C                    -13,748
Dividends
Dividends - I/C                    -4,160
Gross Gain(Loss) on R/E             1,089                           6,272                           6,272
Gross Gain(Loss)-All Oth                                               37                              37
Gross G(L) on R/E I/C
Equity in NI-Consol Subs
Equity in NI-Uncons Subs
Equity in NI-Other Invest                                             -46                             -46
Net Income of Divisions
Other Revenues                      1,372                           4,121             -53           4,068
Other Revenues - I/C                 -353
---------------------------------------------------------------------------------------------------------
 Total Sales & Revenues           -21,283                         225,590            -285         225,305
---------------------------------------------------------------------------------------------------------
  Deductns Mgt Revs
  Deduct: All Int Inc             -13,748                           1,117            -232             885
  Deduct: All Dividends            -4,160
  Deduct: I/C Gains Disp
  Add:  CJE's Assigned               -628
---------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------
 Mgmt Reporting Revenues           -4,003                         224,473             -53         224,420
---------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------
Cost of Sales & Op Exp
Cost of Products Sold              -3,231                         124,634                         124,634
Cost of Products Sold-I/C          -1,182
Water Op Costs and Exps
Water Op Costs & Exp I/C
Other Op Costs and Exps            -1,012                          19,080                          19,080
Other Op Costs & Exp I/C             -798
Taxes Other than Inc Tax              -75                           4,010                           4,010
Selling and Marketing Exp                                          40,512                          40,512
General and Admin Exp                 100                          23,516            -914          22,602
Selling Gen & Adm Exp I/C
Deprn & Amort. - PP&E                 -67                           3,974                           3,974
Deprn & Amort. - Other                                                148                             148
---------------------------------------------------------------------------------------------------------
     Total Cost of Sales           -6,265                         215,874            -914         214,960
---------------------------------------------------------------------------------------------------------
Operating Profit                  -15,018                           9,716             629          10,345
---------------------------------------------------------------------------------------------------------
  Deductns Mgt Op Profit
  Deduct: All Int Inc             -13,748                           1,117            -232             885
  Deduct: All Dividends            -4,160
  Deduct: I/C Gains Disp
  Add:  CJE's Assigned             -1,233
---------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------
 Mgt Reporting Op Profit            1,657                           8,599             861           9,460
---------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------
OTHER DEDUCTIONS:
Management Comp Provision             410                           1,781                           1,781
Management Comp NSO's                -210
Foreign Exchge Loss(Gain)
Int on Debt Inc Cml Paper             -37                           3,160             -18           3,142

                                    19 of 24

                              Ka'u           Kilauea                           Revaluation
FINAL AUDITED NUMBERS -       Diversified    Irrigation      CBCL Real          Additional    Revaluation
9/11/97 @3:30 PM              Agr.           Inc.            Estate Admin      Adjustment     Adjustment
---------------------------------------------------------------------------------------------------------

Interest Alloc Pru Cap
Other Interest
Int Bank Credit Facility
Interest - Intercompany
   Less: Int Capitalized
Warrant Accretion
---------------------------------------------------------------------------------------------------------
Total Other Deductions
---------------------------------------------------------------------------------------------------------
Inc Before M Int & Inc Tx                            -119                                            -334
---------------------------------------------------------------------------------------------------------

Provision for Income Tax
   Current:
      Federal (U.S.)                                  -23
      State/Local                                      -4
      Foreign
      ITC & Energy Credit
---------------------------------------------------------------------------------------------------------
          Total Current                               -27
---------------------------------------------------------------------------------------------------------
   Deferred:
      Federal (U.S.)                                  -15
      State/Local                                      -3
      Foreign
      ITC & Energy Credit
---------------------------------------------------------------------------------------------------------
          Total Deferred                              -18
---------------------------------------------------------------------------------------------------------
Total Provision Inc Tax                               -45
---------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------
Min Int-Net Inc fm Cont

---------------------------------------------------------------------------------------------------------
Inc from Continuing Op                                -74                                            -334
---------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------
DISCONTINUED OPERATIONS:
   Inc(L) fm Oper. of Dis
   Less:  Inc Tx Prov(Rec
          Min Int in Inc(
   Gain(Loss) on Disp of
   Less:  Inc Tx Prov(Rec
          Min Int in Gain
   Eq in Discont Ops of S
Total Inc(L) fm Discont O
---------------------------------------------------------------------------------------------------------
Inc Before Extra & Acct                               -74                                            -334
---------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------
CUMUL EFFECT CHG IN ACCTG
   Inc(L) fm Cumul. Effec
   Less:  Inc Tx Prov. (R
          Inc Tax Prov. (
          Minority Intere
   Eq  Chngs in Acctg. Pr
      Subsidiaries & Affi
    Total Effect Changes
---------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------
NET INCOME                                            -74                                            -334


                                           Additional CJE       BUYCO      Deduct: Buyco     C. BREWER
                                  CJE       Adjustments      Consolidated     Combined      Consolidated
---------------------------------------------------------------------------------------------------------
Interest Alloc Pru Cap
Other Interest                                                        248                             248
Int Bank Credit Facility
Interest - Intercompany           -13,752
   Less: Int Capitalized                                               59                              59
Warrant Accretion
---------------------------------------------------------------------------------------------------------
Total Other Deductions            -13,589                           5,130             -18           5,112
---------------------------------------------------------------------------------------------------------
Inc Before M Int & Inc Tx          -1,429                           4,586             647           5,233
---------------------------------------------------------------------------------------------------------

Provision for Income Tax
   Current:
      Federal (U.S.)               -6,480                             852            -118             734
      State/Local                    -967                             210             -38             172
      Foreign                        -172
      ITC & Energy Credit
---------------------------------------------------------------------------------------------------------
          Total Current            -7,619                           1,062            -156             906
---------------------------------------------------------------------------------------------------------
   Deferred:
      Federal (U.S.)               -4,527                          -2,656             333          -2,323
      State/Local                    -419                            -299              77            -222
      Foreign
      ITC & Energy Credit
---------------------------------------------------------------------------------------------------------
          Total Deferred           -4,946                          -2,955             410          -2,545
---------------------------------------------------------------------------------------------------------
Total Provision Inc Tax           -12,565                          -1,893             254          -1,639
---------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------
Min Int-Net Inc fm Cont             1,023                           1,258                           1,258

---------------------------------------------------------------------------------------------------------
Inc from Continuing Op             10,113                           5,221             393           5,614
---------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------
DISCONTINUED OPERATIONS:
   Inc(L) fm Oper. of Dis          -1,520
   Less:  Inc Tx Prov(Rec
          Min Int in Inc(
   Gain(Loss) on Disp of
   Less:  Inc Tx Prov(Rec
          Min Int in Gain
   Eq in Discont Ops of S
Total Inc(L) fm Discont O          -1,520
---------------------------------------------------------------------------------------------------------
Inc Before Extra & Acct             8,593                           5,221             393           5,614
---------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------
CUMUL EFFECT CHG IN ACCTG
   Inc(L) fm Cumul. Effec
   Less:  Inc Tx Prov. (R
          Inc Tax Prov. (
          Minority Intere
   Eq  Chngs in Acctg. Pr
      Subsidiaries & Affi
    Total Effect Changes
---------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------
NET INCOME                          8,593                           5,221             393           5,614

                                    20 of 24

                              Ka'u           Kilauea                           Revaluation
FINAL AUDITED NUMBERS -       Diversified    Irrigation      CBCL Real          Additional    Revaluation
9/11/97 @3:30 PM              Agr.           Inc.            Estate Admin      Adjustment     Adjustment
---------------------------------------------------------------------------------------------------------
CURRENT ASSETS:
 Cash
 Temporary Cash Invest
 Marketable Securities
 Accts/Notes Rec-Trade                                  1                                               1
    Allow Dbtful Accts

---------------------------------------------------------------------------------------------------------
          Net Rec-Trade                                 1                                               1
---------------------------------------------------------------------------------------------------------

 Sun Rec & Deposits, Net
 Interco Notes and Accts                               30
 Due from BUYCO, INC                                                                                1,117
 Interco. Accts & Accrd I
 Income Taxes Recoverable
 Future Incme Tax Benefit
 Inventories:
  Raw Materials
  Work-in-Progress
  Finished Goods                                                                                      244
  Merchdise & Commodities                                                                             355
  Supplies
  Other Inventories                                                                   -58               4
  Growing Crops - Sugar

---------------------------------------------------------------------------------------------------------
       Total Inventories                                                              -58             603
---------------------------------------------------------------------------------------------------------

  Less:Reserve-Raw Mat
       Reserve - WIP
       Reserve - Fin Gds
       Reserve - Mdse&Co
       Reserve - Supplie
       Reserve - Oth Inv

---------------------------------------------------------------------------------------------------------
       Total Resrvs Inv
---------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------
          Net Inventories                                                             -58             603
---------------------------------------------------------------------------------------------------------

 Ppd Exp & Oth Cur Assets

---------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------
    Total Current Assets                               31                             -58           1,721
---------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------

INVESTMENTS:
 Restricted Cash Deposits
 Com & Pfd Stk of Consol
  Subsidiaries and Affil
 Com & Pfd Stk of Uncons
  Subsidiaries and Affil                                                                               13
 Equity in Division
 Interco Notes and Accts
 Other Investments:
  Cooperatives and Joint                                                               61            -246
  N/C Accounts and Notes
  Miscellaneous Investmt                                                                             -221

---------------------------------------------------------------------------------------------------------
          Total Other Inv                                                              61            -467
---------------------------------------------------------------------------------------------------------

                                           Additional CJE       BUYCO      Deduct: Buyco     C. BREWER
                                  CJE       Adjustments      Consolidated     Combined      Consolidated
---------------------------------------------------------------------------------------------------------
CURRENT ASSETS:
 Cash                                                               1,485              -6           1,479
 Temporary Cash Invest                                             12,889                          12,889
 Marketable Securities
 Accts/Notes Rec-Trade                                             18,618                          18,618
    Allow Dbtful Accts               -633                             122                             122

---------------------------------------------------------------------------------------------------------
          Net Rec-Trade               633                          18,496                          18,496
---------------------------------------------------------------------------------------------------------

 Sun Rec & Deposits, Net               90             488           5,443                           5,443
 Interco Notes and Accts          -73,334
 Due from BUYCO, INC                                                               10,509          10,509
 Interco. Accts & Accrd I         -46,655
 Income Taxes Recoverable
 Future Incme Tax Benefit
 Inventories:
  Raw Materials                                                     1,419                           1,419
  Work-in-Progress                                                  5,910                           5,910
  Finished Goods                     -133                           9,508                           9,508
  Merchdise & Commodities                                           9,359                           9,359
  Supplies                           -254                           6,732                           6,732
  Other Inventories                    16                             -38                             -38
  Growing Crops - Sugar

---------------------------------------------------------------------------------------------------------
       Total Inventories             -371                          32,890                          32,890
---------------------------------------------------------------------------------------------------------

  Less:Reserve-Raw Mat
       Reserve - WIP                                                    9                               9
       Reserve - Fin Gds                                               50                              50
       Reserve - Mdse&Co
       Reserve - Supplie
       Reserve - Oth Inv                                                9                               9

---------------------------------------------------------------------------------------------------------
       Total Resrvs Inv                                                68                              68
---------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------
          Net Inventories            -371                          32,822                          32,822
---------------------------------------------------------------------------------------------------------

 Ppd Exp & Oth Cur Assets                                           2,014                           2,014

---------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------
    Total Current Assets         -119,637             488          73,149          10,503          83,652
---------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------

INVESTMENTS:
 Restricted Cash Deposits
 Com & Pfd Stk of Consol
  Subsidiaries and Affil         -115,643
 Com & Pfd Stk of Uncons
  Subsidiaries and Affil                                               13                              13
 Equity in Division               -24,500
 Interco Notes and Accts          -89,242
 Other Investments:
  Cooperatives and Joint                                              364                             364
  N/C Accounts and Notes                                            5,266            -400           4,866
  Miscellaneous Investmt          -34,330                             652                             652

---------------------------------------------------------------------------------------------------------
          Total Other Inv         -34,330                           6,282            -400           5,882
---------------------------------------------------------------------------------------------------------

                                    21 of 24

                              Ka'u           Kilauea                           Revaluation
FINAL AUDITED NUMBERS -       Diversified    Irrigation      CBCL Real          Additional    Revaluation
9/11/97 @3:30 PM              Agr.           Inc.            Estate Admin      Adjustment     Adjustment
---------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------
 Total Long-Term Investme                                                              61            -454
---------------------------------------------------------------------------------------------------------


 Less:Resv Uncons Subs
        Res - Coops & JVs
        Res - NC Accts &
        Res - Misc Invest

---------------------------------------------------------------------------------------------------------
          Total Investmen
---------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------
          Net Long-Term I                                                              61            -454
---------------------------------------------------------------------------------------------------------


PROPERTY, PLANT EQUIPMENT
Land                                                                               -3,511          31,919
Building and Improvements                                                              74          -9,572
Machinery and Equipment                                20                              17         -51,766
Real Estate Improvements                            1,683                             295         -11,023
Ranch & Dairy Livestock
Constr'n Work-in-Progress                              52                           1,687         -11,155
Miscellaneous                                                                                      -1,681

---------------------------------------------------------------------------------------------------------
          Total PP&E                                1,755                          -1,438         -53,278
---------------------------------------------------------------------------------------------------------

    Accum Depr & Amort                                987                             181         -69,887

---------------------------------------------------------------------------------------------------------
          Net PP&E                                    768                          -1,619          16,609
---------------------------------------------------------------------------------------------------------

DEFERRED CHARGES:
 Debt Expense
 Capital Stock Expense
 Deferred Inc Tax Benefit
 Other Deferred Charges                                                              -165          -5,441

---------------------------------------------------------------------------------------------------------
  Total Deferred Charges                                                             -165          -5,441
---------------------------------------------------------------------------------------------------------


Excess Cst Over Net Asset                                                                        -192,607


OTHER ASSETS:
 Licenses
 Franchises
 Patents
 Other                                                                                 -1             -13

---------------------------------------------------------------------------------------------------------
     Total Other Assets                                                                -1             -13
---------------------------------------------------------------------------------------------------------


---------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------
TOTAL ASSETS                                          799                          -1,782        -180,185
---------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------

CURRENT LIABILITIES:
 Loans Payable to Banks
 Loans Payable to Others

                                           Additional CJE       BUYCO      Deduct: Buyco     C. BREWER
                                  CJE       Adjustments      Consolidated     Combined      Consolidated
---------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------
 Total Long-Term Investme        -263,715                           6,295            -400           5,895
---------------------------------------------------------------------------------------------------------


 Less:Resv Uncons Subs
        Res - Coops & JVs
        Res - NC Accts &
        Res - Misc Invest

---------------------------------------------------------------------------------------------------------
          Total Investmen
---------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------
          Net Long-Term I        -263,715                           6,295            -400           5,895
---------------------------------------------------------------------------------------------------------


PROPERTY, PLANT EQUIPMENT
Land                              -34,867                          40,923            -149          40,774
Building and Improvements             210                          12,573                          12,573
Machinery and Equipment                                            10,355                          10,355
Real Estate Improvements             -442                          18,263                          18,263
Ranch & Dairy Livestock
Constr'n Work-in-Progress          -6,733                          -5,296              -2          -5,298
Miscellaneous                                                      10,198                          10,198

---------------------------------------------------------------------------------------------------------
          Total PP&E              -41,832                          87,016            -151          86,865
---------------------------------------------------------------------------------------------------------

    Accum Depr & Amort                210                           9,275                           9,275

---------------------------------------------------------------------------------------------------------
          Net PP&E                -42,042                          77,741            -151          77,590
---------------------------------------------------------------------------------------------------------

DEFERRED CHARGES:
 Debt Expense
 Capital Stock Expense
 Deferred Inc Tax Benefit            -670
 Other Deferred Charges            -3,746           3,645               6                               6

---------------------------------------------------------------------------------------------------------
  Total Deferred Charges           -4,416           3,645               6                               6
---------------------------------------------------------------------------------------------------------


Excess Cst Over Net Asset          -2,958                           4,353                           4,353


OTHER ASSETS:
 Licenses
 Franchises
 Patents
 Other                               -241                           3,917                           3,917

---------------------------------------------------------------------------------------------------------
     Total Other Assets              -241                           3,917                           3,917
---------------------------------------------------------------------------------------------------------


---------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------
TOTAL ASSETS                     -433,009           4,133         165,461           9,952         175,413
---------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------

CURRENT LIABILITIES:
 Loans Payable to Banks
 Loans Payable to Others

                                    22 of 24

                              Ka'u           Kilauea                           Revaluation
FINAL AUDITED NUMBERS -       Diversified    Irrigation      CBCL Real          Additional    Revaluation
9/11/97 @3:30 PM              Agr.           Inc.            Estate Admin      Adjustment     Adjustment
---------------------------------------------------------------------------------------------------------
 LT Debt - Current Maturi
 Accounts Payable - Trade                               1
 Bank Overdraft
 Intercompany Notes and A
 Due to BUYCO, INC
 I/C Accts & Accrd Intere
 Accrued Interest                                                                                  -3,275
 Accrued Interest Allocat
 Dividends Payable
 Dividends Payable - I/C
 Income Taxes
     Federal                                          -23                           1,396          50,742
     State and Other                                   -4                            -551           4,856

---------------------------------------------------------------------------------------------------------
 Income Taxes                                         -27                             845          55,598
---------------------------------------------------------------------------------------------------------

 Def Inc Txs - Current Po                                                          -2,751         -10,909
 Other Taxes Accrued or W
 Customers' and Other Dep
 Unearned Rev - Cur Porti                                                                             -12
 Res for Contg - Cur Port
 Oth Cur & Accrd Liabilit                                                            -243          -8,221

---------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------
          Total Current L                             -26                          -2,149          33,181
---------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------


LT DEBT - EXCLUDING CUR M
 Intercompany Notes and A
 Bank Credit Facilities
 L/T Debt Allocated
 Other

---------------------------------------------------------------------------------------------------------
          L/T Debt - Excl
---------------------------------------------------------------------------------------------------------


OTHER LIABILITIES:
 Deferred Pension Expense                                                                             -76
 Deferred Income Taxes
   Federal                                             76                             859         -22,673
   State and Other                                     12                            -433          -2,417

---------------------------------------------------------------------------------------------------------
          Total Def Inc T                              88                             426         -25,090
---------------------------------------------------------------------------------------------------------


 Unearned Revenues                                                                                   -447
 Reserves for Contingenci                                                                            -162
 Warrants
 Miscellaneous N/C Liabil                                                             -73          -1,109

---------------------------------------------------------------------------------------------------------
          Total Other Lia                              88                             353         -26,884
---------------------------------------------------------------------------------------------------------


MIN INT IN NET ASSETS OF
 Preferred/Preference Sto
 Common Stock



                                           Additional CJE       BUYCO      Deduct: Buyco     C. BREWER
                                  CJE       Adjustments      Consolidated     Combined      Consolidated
---------------------------------------------------------------------------------------------------------
 LT Debt - Current Maturi                                           7,668                           7,668
 Accounts Payable - Trade                                          11,562                          11,562
 Bank Overdraft                                                     5,072                           5,072
 Intercompany Notes and A         -20,272
 Due to BUYCO, INC                                                                    902             902
 I/C Accts & Accrd Intere         -35,204
 Accrued Interest                     -37                             415                             415
 Accrued Interest Allocat
 Dividends Payable                                                     18                              18
 Dividends Payable - I/C
 Income Taxes
     Federal                       -6,480          -4,901            -886            -124          -1,010
     State and Other               -1,139                             693             -38             655

---------------------------------------------------------------------------------------------------------
 Income Taxes                      -7,619          -4,901            -193            -162            -355
---------------------------------------------------------------------------------------------------------

 Def Inc Txs - Current Po           3,954           2,863          -8,278           1,435          -6,843
 Other Taxes Accrued or W                                           1,152                           1,152
 Customers' and Other Dep                                             218                             218
 Unearned Rev - Cur Porti                                              32                              32
 Res for Contg - Cur Port          -1,360                          -1,360                          -1,360
 Oth Cur & Accrd Liabilit          -1,628          -1,719          10,856              -2          10,854

---------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------
          Total Current L         -62,166          -3,757          27,162           2,173          29,335
---------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------


LT DEBT - EXCLUDING CUR M
 Intercompany Notes and A        -157,598
 Bank Credit Facilities
 L/T Debt Allocated
 Other                                                             29,289            -759          28,530

---------------------------------------------------------------------------------------------------------
          L/T Debt - Excl        -157,598                          29,289            -759          28,530
---------------------------------------------------------------------------------------------------------


OTHER LIABILITIES:
 Deferred Pension Expense                                           3,993          -4,069             -76
 Deferred Income Taxes
   Federal                        -11,178          13,443          18,084           1,476          19,560
   State and Other                 -1,085           4,699           5,022            -964           4,058

---------------------------------------------------------------------------------------------------------
          Total Def Inc T         -12,263          18,142          23,106             512          23,618
---------------------------------------------------------------------------------------------------------


 Unearned Revenues                    863                             938                             938
 Reserves for Contingenci                                             484                             484
 Warrants
 Miscellaneous N/C Liabil          -1,076                           7,347            -429           6,918

---------------------------------------------------------------------------------------------------------
          Total Other Lia         -12,476          18,142          35,868          -3,986          31,882
---------------------------------------------------------------------------------------------------------


MIN INT IN NET ASSETS OF
 Preferred/Preference Sto
 Common Stock                         644                             644                             644


                                    23 of 24

                              Ka'u           Kilauea                           Revaluation
FINAL AUDITED NUMBERS -       Diversified    Irrigation      CBCL Real          Additional    Revaluation
9/11/97 @3:30 PM              Agr.           Inc.            Estate Admin      Adjustment     Adjustment
---------------------------------------------------------------------------------------------------------
 Addt'l PIC,R/E & Cum Tra                                                                              -2

---------------------------------------------------------------------------------------------------------
          Total Minority                                                                               -2
---------------------------------------------------------------------------------------------------------

 Excess Net Assets Over C                                                                          -5,818


STOCKHOLDERS' EQUITY:
 Head Office Account
 Preferred Stock
 Preference Stock
 Common Stock                                           1                                         -57,197
 Additional Paid-In Capit                           1,722                          -6,035         -38,067
 Cumulative Translation A
 Retained Earnings                                   -986                           6,049         -85,398

---------------------------------------------------------------------------------------------------------
     Sub-Total (Lines 79                              737                              14        -180,662
---------------------------------------------------------------------------------------------------------

       Less Treasury Stoc

---------------------------------------------------------------------------------------------------------
          Shareholders' E                             737                              14        -180,662
---------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------
LIABILITIES AND SHAREHOLD                             799                          -1,782        -180,185
---------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------


                                           Additional CJE       BUYCO      Deduct: Buyco     C. BREWER
                                  CJE       Adjustments      Consolidated     Combined      Consolidated
---------------------------------------------------------------------------------------------------------
 Addt'l PIC,R/E & Cum Tra          13,352                          13,343                          13,343

---------------------------------------------------------------------------------------------------------
          Total Minority           13,996                          13,987                          13,987
---------------------------------------------------------------------------------------------------------

 Excess Net Assets Over C           2,173                             143                             143


STOCKHOLDERS' EQUITY:
 Head Office Account
 Preferred Stock                  -34,330
 Preference Stock
 Common Stock                      -7,046                           6,128            -927           5,201
 Additional Paid-In Capit         -30,888         -16,893          17,154             611          17,765
 Cumulative Translation A
 Retained Earnings               -144,674           6,641          35,730          12,840          48,570

---------------------------------------------------------------------------------------------------------
     Sub-Total (Lines 79         -216,938         -10,252          59,012          12,524          71,536
---------------------------------------------------------------------------------------------------------

       Less Treasury Stoc

---------------------------------------------------------------------------------------------------------
          Shareholders' E        -216,938         -10,252          59,012          12,524          71,536
---------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------
LIABILITIES AND SHAREHOLD        -433,009           4,133         165,461           9,952         175,413
---------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------

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